Exhibit 4.4

LEASE AGREEMENT

Between

Varin World Company Limited

And

Guardforce Cash Solutions Security (Thailand)

Company Limited

Date 27 May 2019

LEASE AGREEMENT

27 MAY 2019
Made at Guardforce Cash Solutions Security (Thailand) Company Limited

This Lease Agreement is made between Varin World Company Limited, having its principal office located at No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210, represented by Mr. Varin Pulsiriwong, managing director, (hereinafter referred to as the “Lessor”) of the one part, and Guardforce Cash Solutions Security (Thailand) Company Limited, having its principal office located at No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210, represented by Mr. Chu Kwok Wing and Ms. Chanpreeya Ekthammasut, authorized directors (hereinafter referred to as the “Lessee”) of the other part.

The Lessor and the Lessee are hereinafter collectively referred to as the “Parties”, and individually as a “Party”).

The Parties hereto agree to enter into this Lease Agreement with the terms and conditions as follows:

1.	Definitions and Interpretation:

1.1	“Agreement- means this lease agreement including addendums and attachments (and all the amendments, additions or modifications made from time to time by the Parties in writing).

“Business” means the business being operated by the Lessee.

“Lease Term” means the term of the lease of the Leased Premises as provided in Clause 6 including an extended term which may be agreed from time to time.

“Rental” means the rental as per the rate provided in Clause 5, which is paid to the Lessor due to the use of the Leased Premises.

“Leased Premises” means the land and building as indicated in Clause 2.

“Decorations and Equipment” means furniture, fixtures and equipment which are installed for use with electricity, air conditioning, telephone, fire alarm, water supply and water drainage systems which are installed by the Lessor at the Leased Premises for the Lessee’s benefits and facilitation in enjoying the lease as per its purpose referred to herein.

“Security Deposit” means a security deposit in the amount of 5,100,000 baht (Five Million and One Hundred Thousand Baht) which has been placed by the Lessee according to the previous lease agreement and will remain a security deposit under this Agreement.

1.2	In this Agreement, unless the context otherwise requires:

(a)	the headings are inserted for convenience only and shall not affect the interpretation and construction of this Agreement;

(b)	references to clauses or appendices and attachments are to clauses or appendices and attachments to this Agreement;

(c)	words denoting the singular number include the plural number and vice versa; words denoting the masculine gender include the feminine gender; and words denoting a person includes any individual, corporation, or other entity;

(d)	references to either Party to this Agreement shall include such Party’s permitted successors and assigns;

(e)	references to this Agreement or to any other agreement shall include such other agreement as may from time to time be, amended, supplemented or novated; and

(f)	the schedules or attachments to this Agreement form part of this Agreement.

2.	The Lessor agrees to lease to the Lessee and the Lessee accepts to lease the Leased Premises together with the Decorations and Equipment for a period of 3 (three) year commencing from 1 November 2019 to 31 October 2022 with the following details;

2.1	The parcel of land designated by the land title deed (Chanote) as attached hereto.

2.2	The parcel of space area of 3 storeys of World Express Building located at No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210, with a total area of 2,192 square meters.

2.3	The parcel of space area of 2 storeys of Naew Na Building located at No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210, with a total area of 1,202 square meters.

2.4	The parcel of space area of 1 storey of Varin World Building (adjacent to Pathai School) located at No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210, with a total area of 576 square meters.

2.5	The parcel of space area of 2 storeys of Training Building (next to canteen) located at No. 96, Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210, with a total area of 480 square meters.

2.6	The parcel of space area of 2 storeys of canteen, lodge and garage building located at No. 96, Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210, with a total area of 725 square meters.

2.7	The parcel of car parking space located at No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok 10210.

3.	Lessor’s Responsibility

3.1	The Lessor shall arrange and maintain clear in-out passages through the Leased Premise at all times for the benefit of the Lessee.

3.2	The Lessor shall be responsible for income tax arising out of the lease.

3.3	The Lessor shall permit the Lessee’s vehicles to pass in and out of the Leased Premises. In the event of repairs and/or the development of the Leased Premises, the ingress and egress through Vibhavadi - Rangsit Road will be open.

4.	Lessee’s Obligations and Responsibilities

4.1	The Lessee shall use the Leased Premises solely for the purpose of operating its business and shall not sublease or assign the lease right to any third party nor shall it make guarantee to the third party of the lease right as security for the debt payment without the prior written consent of the Lessor.

4.2	The Lessee shall, at its expense and responsibility, proceed or arrange for the maintenance and repair of the main structure and all structures relating to or in connection with the Leased Premises including but not limited to painting, exterior architecture situated at the front of the Leased Premises, repair of the main structure which includes but not limited to construction work, maintenance and repair of power cables (including electrical wiring in the Leased Premises), wall cracks, leaking or corrosion of water pipes, or wastewater treatment system, etc. In addition, the Lessee shall arrange for all risk insurance covering the Leased Premises including fire insurance and flood insurance and be responsible for the payment of the insurance premiums and related expenses. The Lessor will be the beneficiary of such insurance policies. The Lessee shall also arrange for an insurance covering loss or damage of the Lessee’s property situated in the Leased Premises at its own cost and it will be the beneficiary of this insurance policy.

4.3	The Lessee shall pay Rental or all monies which are due to be paid within the prescribed period and in accordance with the method of payment as provided hereunder throughout the Lease Term.

4.4	The Lessee shall not make any installation, addition, decoration, alteration or modification of the Leased Premises unless it obtains the prior written consent of the Lessor, provided that such written consent shall not be unreasonably withheld by the Lessor. Upon termination of this Agreement for whatever reason, the Lessor may exercise its right to demand the Lessee to surrender the Leased Premises together with all fixture additions and modifications in good condition except for fair wear and tear and the Lessor will be entitled to take possession of the Leased Premises immediately. The Lessee agrees that all fixture additions and modifications shall become the property of the Lessor without any claim for compensation or any consideration. Alternatively, the Lessor may exercise its right to demand the Lessee to surrender the Leased Premises and dismantle all such additions, modifications, decorations, in whole or in part, and make repair of the Leased Premises in a good condition at its own cost.

4.5	The Lessee shall maintain and repair the Leased Premises and all fittings and fixtures including the leased decorations and equipment in a good condition except for fair wear and tear at all times. If there is any breakdown, loss or damage occurring during the Lease Term of this Agreement, the Lessee shall repair or replace it in a good working condition (normal wear and tear excepted) at its own cost. If the Lessee receives an advance notice and fails to make such repair or maintenance within the reasonable period, the Lessor shall be entitled to enter the Leased Premises to make the repair or improvement and the Lessee shall reimburse the Lessor the payment of all actual and reasonable expenses incurred thereby within 15 days from the date of receipt of the Lessor’s written notice.

4.6	The Lessee shall not store or keep any objects or articles that weigh more than 200 kilograms per square meters within the Leased Premises.

4.7	The Lessee agrees to let the Lessor or its representative enter the Leased Premises at a reasonable period of time upon receipt of an advance notice from the Lessor or its representative, to perform the following;

(a)	To inspect the condition and repair of the Leased Premises, decorations and equipment;

(b)	To perform the repair, addition, modification, alteration or any act which the Lessor may deem necessary or appropriate;

(c)	To cease or restrain an act or demeanor which may cause annoyance or danger or noise and/or to cause an act of compliance with the Lessor’s instructions, rules and regulations in relation to the Leased Premises; and

(d)	To present the third party who wishes to take the lease of the Leased Premises during the 3 month period prior to expiration of the term of the Agreement or the termination date.

4.8	The Lessee shall not keep or store any articles of a combustible or inflammable, chemical substances and any articles of dangerous nature including illegal goods or objects within the Leased Premises. In addition, the Lessee shall not use the Leased Premises for any illegal or immoral business nor shall it do or permit to be done anything in the Leased Premises or the adjacent area outside the Leased Premises that may cause vibration, light, sound, smell, smoke, or similar affect that are against the law, peace or public order.

4.9	The Lessee shall not use or permit any person to use the Leased Premises for the residential purpose either for a short or long term unless it obtains the written consent of the Lessor.

4.10	The Lessee shall pay the Lessor the actual cost of electricity and other utilities consumed by the Lessee at, in and about the Leased Premises at rates to be specified by the provider of such electricity and utilities and according to units of consumption recorded by the water and electric meters and other utility meters (if any) connected to the Leased Premises. In addition the Lessee shall be responsible for the installation of any additional utility system, if needed, provided that, prior written consent of the Lessor is given.

4.11	The Lessee shall keep and maintain the Leased Premises and the adjacent area outside the Leased Premises clean, neat and in a sanitary condition.

4.12	The Lessee shall be responsible for the payment of house and land tax, signage tax, stamp duties and all government fees and expenses arising out of or incurred by the execution of this Agreement throughout the Lease Term. Nevertheless, the Lessee agrees that in the event that the Lessor makes advance payment of taxes, stamp duties, all government fees or expenses as aforementioned, the Lessee shall reimburse the Lessor the amount paid by the Lessee as appeared in such a receipt within 15 (Fifteen) days from the day the Lessor notified the Lessee of such payment. . If the Lessee fails or delays in making the reimbursement or payment within the prescribed period, the Lessee agrees to pay a penalty at the rate of 7.5% per annum of the sum payable by the Lessee to the Lessor from the due date of such payment until the date the Lessee has made the payment in full. The Lessor reserves the right to terminate this Agreement on the grounds of the Lessee’s default.

4.13	The Lessee shall comply with the reasonable rules and regulations in connection with the use of the Leased Premises and Decorations and Equipment currently prescribed or which may be prescribed in the future by the Lessor. The Lessee shall manage its employees, representatives and subordinates to comply with all terms and conditions, covenants and representations given or provided under this Agreement including any agreements which bind upon both the Lessee and the Lessor.

4.14	The Lessee shall not install signage, advertising boards, symbols, antennas, satellite dishes or other communication devices in the Leased Premises unless it is for the business purpose of the Lessee. Such installation shall not create interference to the Lessor or other persons in the surrounding area or create unsatisfactory scenery. Plans of the Lessee’s installation of the business advertising signage at any spot shall be proposed to the Lessor for approval and receive prior written consent of the Lessor.

5.	Rental, Terms of Payment and Security Deposit

5.1	In consideration of the lease of the Leased Premises, the Lessee agrees to pay the total 3-years’ rental in the sum of THB 94,500,000 (THB Ninety Four Million Five Hundred Thousand Only), provided that a year’s rent will be paid in full in advance by cashier’s cheque payable to “Varin World Company Limited” according to the following payment schedule;

5.1.1	The first year’s rent for the period of 1 November 2019 — 31 October 2020: The sum of THB 31,500,000 (THB Thirty One Million Five Hundred Thousand Only) shall be paid on or before 30 July 2019, provided that such rent is separated into (i) the rental for the Leased Premises in a total amount of THB 18,950,400; and (ii) the rental for Decorations and Equipment to be installed in the Leased Premises in a total amount of THB 12,549,600 (Excluding VAT); and

5.1.2	The second year’s rent for the period of 1 November 2020 — 31 October 2021: The sum of THB 31,500,000 (THB Thirty One Million Five Hundred Thousand Only) shall be paid on or before 30 July 2020, provided that such rent is separated into (i) the rental for the Leased Premises in a total amount of THB 18,950,400; and (ii) the rental for Decorations and Equipment to be installed in the Leased Premises in a total amount of THB 12,549,600 (Excluding VAT); and

5.1.3	The third year’s rent for the period of 1 November 2021 — 31 October 2022: The sum of THB 31,500,000 (THB Thirty One Million Five Hundred Thousand Only) shall be paid on or before 30 July 2021, provided that such rent is separated into (i) the rental for the Leased Premises in a total amount of THB 18,950,400; and (ii) the rental for Decorations and Equipment to be installed in the Leased Premises in a total amount of THB 12,549,600 (Excluding VAT).

The Parties agreed and accepted that if the due date for payment of the rent as mentioned above falls on a weekend or public holiday, the payment of such rent shall be made on the business day following such weekend or public holiday.

If this Agreement is terminated without fault on the part of the Lessee or the Lessee’s failure to comply with the substantial terms and conditions of the Agreement prior to expiration of the Lease Term, the Lessee will receive a refund on a pro rata basis within 90 days after the notification date of termination.

5.2	As a guarantee of the Lessee’s faithful performance of this Agreement, the Lessee agrees to place a Security Deposit in the amount of 5,100,000 baht (Five Million and One Hundred Thousand Baht), provided that the Lessor agreed and accepted that the security deposit which has been placed by the Lessee according to the previous lease agreement will remain as a Security Deposit under this Agreement. If the Lessee is in default or fails to perform any terms and conditions of the Agreement, the Lessor shall have the right to retain the Security Deposit in full without prejudice to the Lessor’s right to demand other compensation from the Lessee. In no event shall the security deposit herein be considered or regarded as advance payment of the Rental or other fees.

If the Lessee has fully fulfilled its obligation under the terms and conditions specified herein, the Said security Deposit shall be refunded to the Lessor without interest and deduction within 30 (thirty) days from the date on which the Lessee completely surrenders the Leased Premises together with Decorations and Equipment in good condition and has fully made payment of all outstanding monies (if any) to the Lessor.

6.	Lease Term

This Agreement is in full force and effect for a period of 3 (three) years from 1 November 2019 until 31 October 2022. If the Lessee wishes to renew the Lease Term, the Lessee shall be entitled to renew the lease for another 3 (Three) years. Provided, however, that the Lessee is required to notify its intention to renew the lease to the Lessor in writing 6 months in advance prior to expiration of the Agreement.

In the event that the Lessee exercises its right to renew the lease, the Parties agree that all terms and conditions of this Agreement (as applicable), except for the rent shall apply to the renewal period mutatis mutandis. The Parties shall mutually agree on the rental rate for the renewal period which will take into consideration the economic situation at that time as well as the average appraised value of the Land, excluding any assets and construction on it.

7.	Representation and Warranty of the Lessor

7.1	The Lessor has the rights, without any restriction, to lease the Leased Premises and Decorations and Equipment to the Lessee according to the terms and conditions of this Agreement.

7.2	The Lessor does not let or permit any person to take on lease of any part of the Leased Premises or Decorations and Equipment.

7.3	The Lessee has the sole right to possess the Leased Premises and Decorations and Equipment and may install or construct or cause, perform or permit the installation or construction of a building or connecting part of the building at any time after the date of this Agreement. Such work on the additions to the structure of the building or building construction or new construction must receive prior written consent of the Lessor.

7.4	The Lessor has fully and completely received the entire consent, permission and acceptance which should be obtained for performing its obligations under this Agreement.

7.5	The Lessor shall not sell, transfer or distribute nor shall it consent to the sale, transfer or distribution of any part of the Leased Premises to any person or entity for the term of this Agreement. If the Lessor wishes to sell, transfer, allocate and/or make a new allotment (hereinafter collectively referred to as “Transfer”) the Leased Premises to any third party, the Lessor may transfer the Leased Premises in whole or in part, provided that, the Lessor notifies the Lessee of such Transfer in advance and said Transfer shall be in accordance with the terms and conditions of this Agreement. In the event of the Transfer, the Lessor shall be responsible for managing the transferee to admit and bind upon the terms and conditions of this Agreement.

7.6	The Lessor shall permit the Lessee to have quiet possession and enjoyment of the Leased Premises and buildings situated in the area of the Leased Premises during the term of this Agreement.

7.7	The Lessor shall allow the Lessee to use the address according to the household registration of the Leased Premises for the purpose of business operation of the Lessee and shall assist, facilitate and cooperate with the Lessee in liaison, registering, including granting its consents and/or signing any documents required by the Lessee in order to achieve the objective of the lease under this Agreement. In addition, the Lessor agrees to provide the Lessee as such with full support and assistance and perform all necessary acts and things without delay and without unreasonably withholding cooperation and at no additional cost or consideration to the Lessee in order to achieve the objective of the lease under this Agreement.

7.8	In case the Lessor wishes to sell the Leased Premise, the Lessor shall immediately notify the Lessee of the proposed selling price and shall grant the Lessee, or its designated person or legal entity, a right of first refusal to purchase the Land for at least 60 (Sixty) days on such terms as to price and timing as the Lessor shall reasonably decide. If the Lessee or its designated person or legal entity waives its right or fails to exercise its right to buy the Land, the Lessor must ensure the sale is transacted to a third party on terms not more favourable to that third party than the terms offered to the Lessee or the person or legal entity designated by the Lessee. In such event the Lessor must ensure that the prospective buyer of the Leased Premise enters into this Agreement and agrees to be bound by the terms and conditions of this Agreement, including the provisions regarding the renewal rights under clause 6 of this Agreement, without claiming any payments, other than the payment of the Rental under this Agreement.

8.	Representation and Warranty of the Lessee

8.1	The Lessee shall make payment of the Rental in accordance with the terms of Clause 5 hereof.

8.2	The Lessee shall comply with the applicable laws, rules, ordinances and legal advice which are in force or which may be prescribed from time to time by the relevant authorities or the Lessor in relation to the use and possession of the Leased Premises.

9.	Either Party Represents and Warrants to the Other Party that:

9.1	Each Party is a company legally established and retains its legal status of a juristic entity, being capable of holding proprietary rights to conduct its business as it is currently being operated. Each Party has the authority to execute, operate, deliver and perform any necessary act to acquire the right to operate and deliver this Agreement including performing any act in accordance with the provisions of this Agreement.

9.2	The obligations expressly prescribed for each Party in this Agreement are legally binding and enforceable and not in conflict with any applicable law or rule or with the corporation establishment documents.

9.3	All information given by either Party to the other Party is correct, complete and true in essence in all respects upon the date of giving the information and will not cause confusion to the other Party in whatsoever manner.

9.4	There is no litigation, arbitral proceedings, investigation, administrative proceeding of or against the courts, arbitrators or authorities which (if consideration will be adversely affected) may be anticipated that it will affect or cause server damage in performing in compliance with the terms and conditions of this Agreement by each Party.

9.5	There is no action being taken against the Company by law or by initiation of a reminder of the initiation of any act or proceeding in relation to (1) winding up, dissolution, insolvency, bankruptcy (2) acquisition, compromise, transfer, arrangement with the creditors (3) appointment of a liquidator, receiver, executor in relation to the company or assets, or any similar proceeding or procedure taken for any other purpose than for insolvency rehabilitation or merger and acquisition.

9.6	The Lessor shall indemnify and hold harmless the Lessee, its assignee or successors from and against all claims, orders, operations, losses, damages, expenses, service fees, expenditures and actions which may lead to or effect or cause damage to the Lessee or affect the right of the Lessor in the Leased Premises if any one of the Lessor’s representations or warranties is falsified, incorrect or untrue or if the peaceful possession or use of the Leased Premises is interfered for whatever reason.

9.7	The Lessee shall use the Leased Premises to conduct the business of the Lessee and its associated, subsidiary and affiliated companies and for any or all other related acts. The use of the Leased Premises for the operation as an office shall not be restricted or interfered and the Leased Premises shall always be ready night and day for the Lessee, its employees, staff members, representatives, customers, visitors and guests.

10.	Termination

10.1	In the event of the occurrence of any of the following events or circumstances, it shall constitute a justified cause for the termination of this Agreement to be notified by the Lessee to the Lessor.

(a)	the liquidation, bankruptcy, dissolution or cessation of business of the Lessor or the taking of legal proceedings for the winding up, restructuring or dissolution of the Lessor, or on the appointment of a liquidator in respect of the Lessor;

(b)	failure of the Lessor to comply with the terms and conditions of this Agreement, provided that such provision will be subject to Clause 10.3; or

(c)	the Lessor’s act of performing under this Agreement, which is against the law.

In this regard, the Lessor shall be liable to return all unused rent, including a full amount of security deposit according to Clause 5.2 to the Lessee, together with all proven damages of the Lessee within 15 days after the Lessee terminates this Agreement.

10.2	In the event of the occurrence of any of the following events or circumstances, it shall constitute justified cause of termination to be notified by the Lessor to the Lessee.

(a)	the liquidation, bankruptcy, dissolution or cessation of business of the Lessee or the taking of legal proceedings for the winding up, restructuring or dissolution of the Lessor, or on the appointment of a liquidator in respect of the Lessee;

(b)	failure of the Lessee to comply with the terms and conditions of this Agreement, provided that such provision will be subject to Clause 10.3; or

(c)	the Lessee’s act of performing under this Agreement, which is against the law.

In this regard, the Lessee agrees that the security deposit according, to Clause 5.2 shall be forfeited as compensation.

10.3	In the event of a material breach of the terms and conditions of this Agreement by either Party, the non-defaulting Party may give notice of the breach to the defaulting Party. If such breach is not cured by the defaulting Party within the said 30 day period from the date of receipt of notice, it shall be deemed that the last day of the 30 day period is the date of termination of the Agreement with immediate effect. Except for the breach or default in paying the Rental within the prescribed period, the Lessor is entitled to terminate the Agreement forthwith.

10.4	Unless specifically provided for herein, both Parties agree that this Agreement shall also terminate in the following circumstances:

(a)	Upon the expiration of the Lease Term under this Agreement or the renewal period;

(b)	If any or all substantial parts of the Leased Premise would become in unusable condition for the purpose of this Agreement because of any circumstances or any events beyond the Parties’ control, the Lessee shall have the option either to terminate this Agreement extra-judicially or to continue with the same. In such event all Parties declare to be willing to re-negotiate rental conditions and payment of the rent depending on the actual situation. If the Lessee elects to terminate this Agreement, the Lessee shall remove all its belongings and vacate the Leased Premise, provided that the Lessee only be responsible for rent accruing through to the date of handover of the Leased Premise, but if the Lessee selects to continue this Agreement, the Lessee, at its own cost, shall commence reconstruction or repair of the Leased Premise within the reasonable period.

10.5	Unless otherwise agreed by the Parties, if either Party desires to terminate this Agreement prior to the expiration of the Agreement, such Party shall be required to notify its intention to other Party in writing 12 months in advance prior to the effective of such termination, provided that all unused rent, including a full amount of security deposit according to Clause 5.2 shall be returned to the Lessee.

11.	Disputes

In the event of any dispute or difference arising out of this Agreement, such dispute or difference shall be referred to the arbitrator to be proposed and agreed between the Parties and determined in accordance with the provision of the Civil and Commercial Code.

12.	Severability

If any of the provisions of this Agreement are held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect or impair the remainder or any other provisions hereof. The Parties will use their reasonable endeavor in superseding the invalid or unenforceable provisions with valid provisions which affect the enforceability in a maximum similar manner.

13.	Notices

13.1	Any notice or communication to be served under this Agreement shall be made in writing signed by or in the name of the Party sending the same and shall be hand delivered or sent by facsimile transmission or by registered post to the addressee at the address of the addressee given in Clause 13.2 or at such other address as such addressee may have notified to such Party in writing. Such notice sent by hand delivery, facsimile transmission or registered post shall be deemed to be duly sent;

(a)	if delivered by hand, at the time of signing for the receipt. If there is no signing, on the date of delivery;

(b)	if sent by facsimile transmission, on the next business day the transmission is sent and at the place of sending if there is an electronic confirmation report on the sending;

(c)	if sent by registered post, at the time of signing for the receipt of the post.

13.2	The Parties’ addresses for the purposes provided under Clause 13.1 are as follows:

Lessee:	Guardforce Cash Solutions Security (Thailand) Company Limited
Address:	No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok
Attention:	Khun Chu Kwok Wing
Tel.:	0-2973-6010-12
Lessor:	Varin World Company Limited
Address:	No. 96 Vibhavidi-Rangsit Road, TaladBangkhen Sub-District, Laksi District, Bangkok
Attention:	Khun VarinPulsiriwong, Khun ParondejPulsisiwong
Fax:	0-2552-3783
Tel.:	0-2521-4946

13.3	Either Party may change its address or facsimile number or any details of the sending of notices as provided under Clause 13. Such notice or communication to be served or beproceeded by either Party according to or in connection with this Agreement shall be made in English and Thai languages.

14.	Additional Representation

The Lessor will provide assistance as necessary according to the Lessee’s reasonable request made from time to time at the cost of the Lessee in order for the Lessee to be able to utilize the terms and conditions of this Agreement and to considerably operate its business in the Leased Premises.

15.	Expenses and Expenditure

Unless agreed otherwise in this Agreement, each Party shall be responsible for its own expenses incurred by the negotiation, preparation and execution of this Agreement.

16.	No Partnership

Nothing in this Agreement shall be deemed to be the establishment of a partnership between the Parties, constitute either Party the agent of the other Party for whatever reason.

17.	lndulgence

17.1	The Parties’ delay or error in exercising their rights or remedy under this Agreement shall not be deemed a waiver of the rights or remedy or the indulgence in exercising the rights or remedy of another matter by the Parties and a waiver by a Party of any requirement under this Agreement in one instance does not constitute a continuing waiver of such requirement.

17.2	The right and remedy hereunder are specific rights and are not restricted only under the provisions of law.

18.	Entire Agreement

This Agreement constitutes and contains all of the agreed upon terms and conditions and understandings between the Parties concerning the lease of the Leased Premises and buildings constructed on the Leased Premises including Decorations and Equipment which supersedes all previous agreements, understandings, proceedings and/or contracts between the Parties either by verbal or in writing in relation to the lease of the Leased Premises which may be agreed upon between the Parties prior to the date of this Agreement.

19.	Applicable Law

This Agreement shall be enforced, interpreted and construed in accordance with the laws of the Kingdom of Thailand.

20.	Duplicate

This Agreement is made in writing and in duplicate with identical contents. Each Party retains one copy. Each copy is signed and deemed to be the agreement which is effective and enforceable as both having signed on the same copy.

[Remainder of page intentionally left blank; signatures page to follow.]

The Signature page

In the presence of witnesses, the Parties hereto have signed this Agreement on the date and year first above written.

Lessor: Varin World Company Limited

By..

Mr. Varin Pulsirivong

บริษัท วาริน เวิลด์ จำกัด
VARIN WORLD Co., Ltd.

Witness..

Mrs. Panit Pulsirivong

Lessee: Guardforce Cash Solutions Security (Thailand) Company Limited

By..

Mr. Chu Kwok Wing

Guardforce Cash Solutions Security (Thailand) Company Limited

By..

Ms. Chanpreeya Ekthammasut

Witness..

Ms. Pawinee Ditthaket

16

อ.ส.5 ใบสลักหลังตราสาร

เลขที่ 08932
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ชื่อผู้เสียภาษีอากร บริษัท รักษาความปลอดภัย การ์ดฟอร์ซ แคช โซลูชั่นส์ (ประเทศไทย) จำกัด
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ตรอก/ซอย -	ถนน วิภาวดีรังสิต
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จังหวัด กรุงเทพมหานคร	รหัสไปรษณีย์ 10210

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เลขประจำตัวผู้เสียภาษีอากร เลขที่สาขา
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ได้เสียอากรแสตมป์เป็นตัวเงินสำหรับตราสารตามบัญชีอัตราอากรแสตมป์ ข้อ 1
ลักษณะตราสาร สัญญาเช่า ดังนี้ :

	บาท	สต.
มูลค่าตราสาร	0	00
ค่าอากรแสตมป์	94,500	00
เงินเพิ่ม	0	00
รวมเงิน	94,500	00

จำนวนเงินเป็นตัวอักษร **(เก้าหมื่นสี่พันห้าร้อยบาทถ้วน)**
ตามใบเสร็จ เลขที่ 013784 ลงวันที่ ... 2562
เลขระบุเอกสาร อ.ส.4 คือ 01009410-25620527-1-02-[illegible]

ลงชื่อ ---------------------------------
ตำแหน่ง เจ้าพนักงานสรรพากรปฏิบัติงาน

ใบสลักหลังตราสารนี้จะสมบูรณ์ก็ต่อเมื่อพนักงานเจ้าหน้าที่อากรแสตมป์ผู้รับชำระเงินภาษีอากร
ได้ลงชื่อและออกใบเสร็จรับเงินเรียบร้อยแล้ว

ณ วันที่ 25/4/62

บันทึกแนบท้ายสัญญาเช่าระหว่าง บจก.วารินเวิลด์ กับ บจก. รักษาความปลอดภัย การ์ดฟอร์ซ แคช โซลูชั่นส์ (ปทท)

(สำหรับต่ออายุสัญญาเช่าเป็นเวลา 3 ปี เริ่มตั้งแต่วันที่ 1 พฤศจิกายน 2562 ถึงวันที่ 31 ตุลาคม 2565)

รายละเอียดพื้นที่เช่า	เนื้อที่ เช่า (ตรม.)	ค่าเช่ารวม-บาท (ไม่รวมภาษี)		แยกประเภทอัตราการเช่า - บาท			
				ค่าเช่าอาคาร/ที่จอดรถ		ค่าเช่าเฟอร์นิเจอร์/ตกแต่ง	
		ต่อเดือน	ต่อปี	ต่อเดือน	ต่อปี	ต่อเดือน	ต่อปี
1. ตึกเวิลด์เอ็กซเปรส (3 ชั้น)	2,192	969,664	11,635,968	526,080	6,312,960	443,584	5,323,008
2 ตึกแนวหน้า-เดิม (2 ชั้น)	1,202	531,284	6,375,408	288,480	3,461,760	242,804	2,913,648
3. ตึกวารินเวิลด์ 1 ชั้น (ติดรร.ไผท)	576	254,592	3,055,104	138,240	1,658,880	116,352	1,396,224
4. ตึกอบรม 2 ชั้น (ข้างโรงอาหาร)	480	212,160	2,545,920	115,200	1,382,400	96,960	1,163,520
5. โรงอาหาร/ที่พัก 2 ชั้น ,โรงซ่อมรถ	725	320,100	3,841,200	174,000	2,088,000	146,100	1,753,200
	5,175	2,287,800	27,453,600				
6. ที่จอดรถ(เหมา) เนื้อที่ประมาณ	6,385	337,200	4,046,400	337,200	4,046,400	-	-
ยอดรวม - บาท		**2,625,000**	**31,500,000**	**1,579,200**	**18,950,400**	**1,045,800**	**12,549,600**
<u>รายละเอียดการจ่ายเงินค่าเช่า :-</u>							
จ่ายค่าเช่าเป็นรายปี - เป็นเงินปีละ			31,500,000.00		18,950,400.00		12,549,600.00
<u>บวก</u> ภาษีมูลค่าเพิ่ม 7% (ของค่าเช่าเฟอร์นิเจอร์)			878,472.00		0.00		878,472.00
ยอดรวม - บาท			32,378,472.00		18,950,400.00		13,428,072.00
<u>หัก</u> ภาษีถูกหัก ณ ที่จ่าย 5% (ของค่าเช่ารวม)			(1,575,000.00)		(947,520.00)		(627,480.00)
ยอดเช็คจ่าย - บาท			**30,803,472.00**		18,002,880.00		12,800,592.00

<u>บริษัทผู้เช่า เป็นผู้จ่ายค่าใช้จ่ายดังนี้ (ประมาณ)</u>

1. ค่าอากรแสตมป์ 0.1% ของค่าเช่ารวม 3 ปี 94,500 บาท
2. ค่าภาษีโรงเรือน (ประมาณ) - บาทต่อปี 2,707,200 บาท

อนุมัติโดย ______________ คุณวาริน

(1)

ที่ดินระวาง ๕ ๑ ๑๕

เลขที่ดิน ๑๐๓๗ หน้าสำรวจ ๑๙๔

ตำบล ตลาดบางเขน (บางเขน)

โฉนดที่ ๑๕๔๗

เล่ม ๖๐ หน้า ๔๗

อำเภอ บางเขน

โฉนดที่ดินฉะบับนี้ ได้ทำโดยพระบรมราชานุญาตใน

พระบาทสมเด็จพระมหากษัตริย์แห่งประเทศไทย

ให้ไว้แก่ ร้อยตรี มงคล จุลละเกต เป็นบุตร หลวงอภัยโภคารักษ์ นางสำลี เชื้อชาติไทย สัญชาติไทย

อยู่ที่บ้าน ซอยศิริ ๓-๑ ในหมู่บ้านที่ เลขที่ ๑๔ ตำบล ถนนเจริญกรุง อำเภอ ...
จังหวัด พระนคร ว่าได้ทรงพระกรุณาโปรดเกล้า ฯ พระราชทานพระบรมราชานุญาตให้ผู้มีชื่อซึ่งได้ออกนามไว้แล้ว
ข้างบนนี้ ถือที่ดินแปลงหนึ่งซึ่งอยู่ที่ ตลาดบางเขน ตำบล ตลาดบางเขน อำเภอ บางเขน
จังหวัด พระนคร เจ้าพนักงานได้ถึงเส้นกระแสพยานชันสูตรถูกต้องกันแล้ว ตามสารบัญระวาง ๕ ๑ ๑๕
หมายเลขที่ดิน ๑๐๓๗ คิดเป็นเนื้อที่ประมาณ ~~๖๖๕~~ ๕๔๐ ตารางวาหรือ ~~๑ ไร่ ๑ งาน~~ ... ๔๐

เขตที่ติดต่อกับ

ทิศตะวันออก	จดที่ดินเลขที่ ๖ หมู่ ๑ ๑๑๐
ทิศตะวันตก	จดถนนสาธารณประโยชน์
ทิศเหนือ	จดที่ดินเลขที่ ๑๐๕
ทิศใต้	จดที่ดินเลขที่ ๑๐๖

ทรงพระกรุณาโปรดเกล้า ฯ ให้ผู้รับพระราชทานพระบรมราชานุญาตถือที่ดินแปลงนี้ มีทั้งกรรมสิทธิ์และต้องอยู่ในความจำเป็นจะต้องประพฤติตามความในพระราชกำหนดกฎหมายสำหรับที่ดินซึ่งคงใช้อยู่ในเวลานี้และที่จะได้แก้ไขเปลี่ยนแปลงหรือตั้งขึ้นใหม่ในภายหน้าสืบไปนั้นทุกประการ

ถ้าผู้ใดจะได้รับประโยชน์จากที่ดินแปลงนี้ด้วยประการใด ๆ มีการซื้อขาย, จำนอง, เช่า, รับมฤดก, ให้ปัน, ไถ่ถอน, แลกเปลี่ยน, เป็นต้น ต้องนำโฉนดนี้มาให้เจ้าพนักงานจดทะเบียนตามข้อบังคับแล้วจึงจะนับว่าการนั้นชอบด้วยกฎหมาย เว้นแต่ถ้าเช่าถือไม่เกิน ๓ ปี จึงไม่จำเป็นจะต้องจดทะเบียน

เพื่อให้เป็นหลักฐานแห่งหนังสือโฉนดนี้ เจ้าพนักงานผู้มีชื่อในท้ายหนังสือนี้ ได้ลงชื่อและประทับตราตำแหน่งไว้เป็นสำคัญแต่วันที่ ... สอง ... เดือน ตุลาคม ... พุทธศักราช ๒๔๙๓ ...

(ลงชื่อ) [illegible signature]

เจ้าพนักงานที่ดิน

30 ต.ค. 2508

092682

วัน เดือน ปี	การจดทะเบียน	ชื่อ	ชื่อ	ไร่	งาน	วา	ไร่	งาน	วา	ระวาง	เลขที่ดิน	โฉนดที่
วันที่ ๒๐ กุมภาพันธ์ พ.ศ. ๒๔๙๓	จำนอง	ร้อยตรีมงคล จุลละเกศ	นายประสิทธิ์ วิริยะ... ผู้รับจำนอง	๑	๑	๖๔	-	-	-	-	-	
วันที่ ๕ พฤศจิกายน พ.ศ. ๒๔๙๕	ไถ่ถอนจากจำนอง	หลวงปรีชา [illegible] ผู้รับจำนอง	ร้อยตรีมงคล จุลละเกศ ผู้ไถ่ถอน	๑	๑	๖๔	-	-	-	-	-	
วันที่ ๒๐ กรกฎาคม พ.ศ. ๒๔๙๙	จำนอง	ร้อยตรีมงคล จุลละเกศ	นางอ้วน ชวนะ ผู้รับจำนอง	๑	๑	๖๔						
วันที่ ๔ สิงหาคม พ.ศ. ๒๕๐๐	ไถ่ถอนจำนอง	นางอ้วน ชวนะ	ร้อยตรีมงคล จุลละเกศ ผู้ไถ่ถอน	๑	๑	๖๔						
วันที่ ๒๕ สิงหาคม พ.ศ. ๒๕๐๓	ขายฝากที่ดิน กำหนดหนึ่งปี [illegible]	ร้อยตรีมงคล จุลละเกศ	นายปรีชา พรประสิทธิ์ ผู้รับซื้อฝาก	๑	๑	๖๔						
วันที่ ๑๒ ตุลาคม พ.ศ. ๒๕๐๐	ไถ่ถอนจากขายฝาก	นายปรีชา พรประสิทธิ์	ร้อยตรีมงคล จุลละเกศ ผู้ไถ่ถอน	๑	๑	๖๔						
วันที่ ๑๒ ตุลาคม พ.ศ. ๒๕๐๐	ขายฝากกำหนดหนึ่งปี	ร้อยตรีมงคล จุลละเกศ	นางจรูญ ทัศนะประดิษฐ์ ผู้รับซื้อฝาก	๑	๑	๖๔		-		-	-	
วันที่ ๒๙ พฤษภาคม พ.ศ. ๒๕๐๑	ไถ่ถอนจากขายฝาก	นางจรูญ ทัศนะประดิษฐ์	ร้อยตรีมงคล จุลละเกศ ผู้ไถ่ถอน	๑	๑	๖๔		-		-	-	

7

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	ลงนาม
วันที่ ๒๙ พฤษภาคม พ.ศ. ๒๕๑๗	ขาย	ร้อยตรีมงคล [illegible]	นางละมัย อินทรสุข	๑	๑	๗๕	—	—	—	—	—	—	วันที่ ๒๙
วันที่ ๒๑ กันยายน พ.ศ. ๒๕๒๔	แบ่งหักที่สาธารณประโยชน์	นางละมัย อินทรสุข	กรุงเทพมหานคร (ตามกฎหมาย [illegible])	—	๒	๖๔	—	๓	๑๑				วันที่ ๒๑
วันที่ ๒๖ ตุลาคม [illegible]	[illegible]	[illegible]	[illegible]	—	[illegible]								[illegible]
๗ [illegible] ๒๕๓๖	ไถ่ถอนจากจำนองทั้งโฉนด	ธนาคารกรุงไทย จำกัด	นางละมัย อินทรสุข ผู้ไถ่ถอน	—	๓	๑๑	ธนาคาร [illegible] จำกัด และธนาคาร [illegible] วันที่ [illegible] จำกัด ได้จดทะเบียนควบเข้ากันตามพระราชบัญญัติ [illegible] เป็นบริษัท ธนาคารกรุงไทย จำกัด						
วันที่ ๓ ตุลาคม ๒๕๓๖	ขายทั้งโฉนด	นางละมัย อินทรสุข	บริษัท สยามโตโย จำกัด	—	๓	๑๑							วันที่ ๓
วันที่ ๒๗ กรกฎาคม พ.ศ. ๒๕๓๖	จำนองเป็นประกันหนี้ทั้งโฉนด	บริษัท สยามโตโย จำกัด	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๓	๑๑							วันที่ ๒๗
วันที่ ๑๑ มิถุนายน ๒๕๔๔	ไถ่ถอนจากจำนองทั้งโฉนด	ธนาคารไทยพาณิชย์ จำกัด	บริษัท สยามโตโย จำกัด ผู้ไถ่ถอน	—	๓	๑๑							วันที่ ๑๑ มิ.ย.
วันที่ ๑๑ [illegible]	ขายทั้งโฉนด	บริษัท สยามโตโย จำกัด	[illegible]	—	๓	๑๑							วันที่ ๑๑ มิ.ย.

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน	ผู้รับโอน	จำนวนที่ดินที่ทำสัญญา			จำนวนที่ดินที่คงเหลือ			โอนคืนใหม่			ลงนาม
		ชื่อ	ชื่อ	ไร่	งาน	วา	ไร่	งาน	วา	ระวาง	เลขที่ดิน	โฉนดที่	
วันที่ ๑๑ มิถุนายน พ.ศ. ๒๕๒๖	จำนองเป็นประกันรวมโฉนด	นายวรวิทย์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๓	๑๑							วันที่ [illegible]
วันที่ ๒๖ ธันวาคม พ.ศ. ๒๕๒๖	แก้ไขหนี้จำนอง เป็นประกันรวมโฉนด	อัตราดอกเบี้ยตามสัญญาจำนองลงวันที่ ๑๑ มิถุนายน ๒๕๒๖ ซึ่งกำหนดไว้ในอัตราร้อยละ สิบแปด ต่อปี บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่เป็นอัตราร้อยละ สิบเก้า ต่อปี ตามบันทึกข้อตกลง ลงวันที่ ๒๖ ธันวาคม ๒๕๒๖ และ — — สิบเก้าครึ่ง ต่อปี ตั้งแต่วันที่ ๑ กรกฎาคม ๒๕๒๗ [illegible]											วันที่ ๒๖
วันที่ ๒๖ ธันวาคม พ.ศ. ๒๕๒๖	ขึ้นเงินจำนองเป็นประกันครั้งที่สอง รวมโฉนด	นายวรวิทย์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๓	๑๑							วันที่ ๒๖ ธ[illegible]
วันที่ ๓๐ มีนาคม ๒๕๓๑	แก้ไขหนี้จำนอง เปลี่ยนแปลงเป็นประกันรวมโฉนด	อัตราดอกเบี้ยตามหนังสือสัญญาขึ้นเงินจำนองเป็นประกัน ลงวันที่ ๑๑ มิถุนายน ๒๕๒๖ [illegible] คู่สัญญาตกลงแก้ไข [illegible] ดอกเบี้ยใหม่เป็นอัตราร้อยละ [illegible] ธนาคาร [illegible] ดอกเบี้ยและส่วนลด [illegible] ๓๐ มีนาคม ๒๕๓๑ [illegible] ลงวันที่ ๓๐ มีนาคม [illegible] — ๒๕๓๑											
วันที่ ๓๐ มีนาคม ๒๕๓๑	ขึ้นเงินจำนองเป็นประกันครั้งที่สาม รวมโฉนด	นายวรวิทย์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๓	๑๑							วันที่ [illegible]

สารบัญจดทะเบียน

วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ทำสัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	เจ้าพนักงาน ลงนาม
[illegible] กรกฎาคม ๒๕๓๖	ขึ้นเงินจากจำนองเป็นประกันหนี้ ครั้งที่สอง รวมสิบสองโฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๓	๑๑							[illegible] วันที่ [illegible]
วันที่ [illegible] พฤษภาคม ๒๕๓๖	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่สาม รวมสิบสองโฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๓	๑๑							[illegible]
วันที่ ๗ มีนาคม	แก้ไขเพิ่มเติมจำนองเป็นประกัน รวมสี่โฉนด	อัตราดอกเบี้ยตามสัญญาจำนองฉบับลว ๑๑ มิ.ย. ๒๕๓๔ ซึ่งได้กำหนดอัตราสูงสุดไว้เพียงกรณีเดียว [illegible] ร้อยละ ๑๙ ต่อปี นั้นบัดนี้คู่กรณีได้ตกลงแก้ไข [illegible] การผู้รับจำนองเป็นอัตราสูงสุดไว้เป็นสองกรณี [illegible] ไป ซึ่งขณะนี้เท่ากับร้อยละ ๑๙.๕ ต่อปี และสำหรับลูกค้า [illegible] ซึ่งขณะนี้เท่ากับร้อยละ ๑๙.๕ ต่อปี ตั้งแต่วันที่ 26 ตุลาคม 2536 เป็นต้นไป ตามบันทึก ลว ๗ มี.ค. ๒๕๓๗								ธนาคารไทยพาณิชย์ จำกัด บัดนี้ได้จดทะเบียน [illegible] ธนาคารไทยพาณิชย์ จำกัด (มหาชน) แล้ว			[illegible] เนติธรรมบัญญ
วันที่ ๗ มีนาคม พ.ศ. ๒๕๓๗	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่สี่ รวมสี่โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	-	๓	๑๑	-	-	-	-	-		[illegible] เนติธรรมบัญญ
วันที่ ๑๒ [illegible] ๒๕๓๘	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่ ห้า รวม สี่โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	-	๓	๑๑	-	-	-	-	-		[illegible] วันที่ [illegible]
วันที่ ๒๗ กุมภาพันธ์ พ.ศ. ๒๕๔๐	แก้ไขเพิ่มเติมจำนองเป็นประกันหนี้ [illegible]	คู่สัญญา [illegible] อัตราดอกเบี้ยใหม่ จากร้อยละ ๑๙.๕ ต่อปี เป็นร้อยละ [illegible] 15.00 ต่อปี สำหรับ [illegible] ทั่วไป และร้อยละ 18.50 ต่อปี สำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งอัตราดังกล่าวอาจเปลี่ยนแปลงได้ตามประกาศของผู้รับจำนอง และผู้จำนองยอมเสียดอกเบี้ยตามอัตราที่เปลี่ยนแปลงนั้นตามบันทึกข้อตกลง ลงวันที่ 27 ก.พ. 2540											(นางสุดา [illegible] วันที่ [illegible]

หน้าสำรวจ ๖๕๙

วันจดทะเบียน	ประเภทการจดทะเบียน	ผู้ให้สัญญา	ผู้รับสัญญา	จำนวนที่ดินตามสัญญา ไร่	งาน	ตารางวา	จำนวนที่ดินคงเหลือ ไร่	งาน	ตารางวา	โฉนดที่ดินใหม่ เลขที่	เจ้าพนักงานที่ดิน ลงชื่อ ประทับตรา
วันที่ ๒๗ กุมภาพันธ์ พ.ศ. ๒๕๔๐	ขึ้นเงินจำนองเป็นประกันครั้งที่หนึ่งเพิ่มจำนวน รวมสองครั้ง โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	-	๓	๑๑	-	-	-		(signature) (นาย... สุริยะ)
- 3 ส.ค. 2541	ไถ่ถอนจำนองเป็นประกัน รวมสองครั้ง โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	—	๓	๑๑	—				(signature) (นางพนิดาวดี สมบูรณ์) - 3 ส.ค. 2541
- 3 ส.ค. 2541	ไถ่ถอนจำนองเป็นประกัน ลำดับสอง รวมสองครั้ง โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	—	๓	๑๑	—				(signature) (นางพนิดาวดี สมบูรณ์) - 3 ส.ค. 2541
- 3 ส.ค. 2541	จำนองเป็นประกัน รวมสองครั้ง โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๓	๑๑	—				(signature) (นายคงศักดิ์ สมานไทย) - 3 ส.ค. 2541

(2)

ที่ดินระวาง ๕ บ. จ.

เลขที่ดิน ๑๐๘ หน้าสำรวจ ๑๘๕

ตำบล ตลาดบางเขน (บางเขน)

โฉนดที่ ๑๕๘

เล่ม ๖๐ หน้า ๕๘

อำเภอ บางเขน

แยกจาก

เล่ม

หน้า

โฉนดที่ดินฉบับนี้ ได้ทำโดยพระบรมราชานุญาตใน

พระบาทสมเด็จพระมหากษัตริย์แห่งประเทศไทย

ให้ไว้แก่ [illegible] สัญชาติไทย

อยู่ที่ [illegible] หมู่บ้านที่ ตำบล ทุ่งสองห้อง อำเภอ บางเขน จังหวัดพระนคร ว่าได้ทรงพระกรุณาโปรดเกล้า ฯ พระราชทานพระบรมราชานุญาตให้ผู้ที่มีชื่อซึ่งได้ออกนามไว้แล้ว ข้างบนนั้น ถือที่ดินแปลงนี้ซึ่งอยู่ที่ ตลาดบางเขน ตำบล ตลาดบางเขน (บางเขน) อำเภอ บางเขน จังหวัดพระนคร สำนักงานได้ลงเส้นแผนที่ระวางแผนที่สุดตรงตามตรวจถูกต้องกันแล้ว ตามสำเนาระวาง ๕ บ. หมายเลขที่ดิน ๑๐๘ คิดเป็นเนื้อที่ประมาณ ๕-๒-๗๓ ตารางวาหรือ [illegible]

เขตที่ดินติดต่อกัน

ทิศตะวันออก	จดที่ดินเลขที่ [illegible] ๒๓๕-๒๓๖
ทิศตะวันตก	จดถนนสาธารณประโยชน์
ทิศเหนือ	จดที่ดินเลขที่ ๑๑๘
ทิศใต้	จดที่ดินเลขที่ ๑๐๗

ทรงพระกรุณาโปรดเกล้า ฯ ให้ผู้รับพระราชทานพระบรมราชานุญาตแห่งที่ดินแปลงนี้ มีกรรมสิทธิ์และต้องอยู่ในความจำเป็นจะต้องประพฤติตามความในพระราชกำหนดกฎหมายสำหรับที่ดินซึ่งคงใช้อยู่ในเวลานี้และที่จะได้แก้ไขเปลี่ยนแปลงหรือตั้งขึ้นใหม่ในภายหน้าสืบไปเป็นทุกประการ

ถ้าผู้ใดจะได้รับประโยชน์จากที่ดินแปลงนี้ด้วยประการใด ๆ มีการซื้อขาย, จำนอง, เช่า, รับมรดก, ให้ปัน, ไถ่ถอน, แลกเปลี่ยน, เป็นต้น ต้องนำโฉนดนี้มาให้เจ้าพนักงานจดทะเบียนตามข้อบังคับแล้วจึงจะนับว่าการนั้นชอบด้วยกฎหมาย เว้นแต่เช่าถือไม่เกิน ๓ ปี จึงไม่จำเป็นจะต้องจดทะเบียน

เพื่อให้เป็นหลักฐานแห่งหนังสือสำคัญนี้ เจ้าพนักงานผู้มีชื่อในท้ายหนังสือนี้ ได้ลงชื่อและประทับตราสำหรับตำแหน่งไว้เป็นสำคัญแต่วันที่ ๒๘ เดือน กุมภาพันธ์ พุทธศักราช สองพันสี่ร้อยเก้าสิบเจ็ด

[signature]

เจ้าพนักงานที่ดิน

2508

น 92683

ที่จำลองแผนที่
มาตราส่วน ๑/๔๐๐๐

คลองสาธารณประโยชน์
๒๓๖

วันจดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้ให้ ชื่อ	ผู้รับ ชื่อ	ที่ดินที่ทำสัญญา ไร่	งาน	วา	ที่ดินคงเหลือ ไร่	งาน	วา	แบ่งแยก ระวาง	เลขที่ดิน	โฉนดที่	เจ้าพนักงานที่ดิน ลงนาม
วันที่ ๒๑ มีนาคม พ.ศ. ๒๕๐๔	แบ่งแยกในนามเดิม	[illegible] (เปลี่ยน [illegible])	[illegible] (เปลี่ยน [illegible])	-	๒	๓๔	-	๓	๑๑				[illegible]
วันที่ ๑ ตุลาคม พ.ศ. ๒๕๑๓	ขาย	ร้อยโท[illegible] (เปลี่ยน [illegible])	นายวรินทร์ พูนศิริวงศ์	-	๓	๑๑							วันที่ ๑ ตุล
วันที่ ๑๖ กรกฎาคม พ.ศ. ๒๕๒๕	จำนองเป็นประกัน	นายวรินทร์ พูนศิริวงศ์	ธนาคารกรุงเทพ จำกัด ผู้รับจำนอง	-	๓	๑๑							วันที่ ๑๖ ก
วันที่ ๑๖ กุมภาพันธ์ พ.ศ. ๒๕๒๖	ขึ้นเงินจำนองเป็นประกันครั้งที่หนึ่ง	นายวรินทร์ พูนศิริวงศ์	ธนาคารกรุงเทพ จำกัด ผู้รับจำนอง	-	๓	๑๑							วันที่ ๑๖ กุม
วันที่ ๒๕ พฤษภาคม พ.ศ. ๒๕๒๖	ขึ้นเงินจำนองเป็นประกันครั้งที่สอง	นายวรินทร์ พูนศิริวงศ์	ธนาคารกรุงเทพ จำกัด ผู้รับจำนอง	-	๓	๑๑							วันที่ ๒๕ พฤษ
วันที่ ๑๖ กรกฎาคม พ.ศ. ๒๕๒๗	ขึ้นเงินจำนองเป็นประกันครั้งที่สาม	นายวรินทร์ พูนศิริวงศ์	ธนาคารกรุงเทพ จำกัด ผู้รับจำนอง	-	๓	๑๑							วันที่ ๑๖
วันที่ ๑๖ กรกฎาคม พ.ศ. ๒๕๒๗	จำนองเป็นประกัน-ลำดับสอง	นายวรินทร์ พูนศิริวงศ์	ธนาคารกรุงเทพ จำกัด ผู้รับจำนอง	-	๓	๑๑							วันที่ ๑๖
วันที่ ๑๒ มิถุนายน พ.ศ. ๒๕๔๐	[illegible] ประกัน [illegible]	นายวรินทร์ พูนศิริวงศ์	ธนาคารกรุงเทพ จำกัด (มหาชน) ผู้รับ[illegible]	-	๓	๑๑							[illegible] ๑๒ [illegible]

12

สารบัญจดทะเบียน

วัน เดือน ปี จดทะเบียน	ประเภทการจดทะเบียน	ผู้ให้	ผู้รับ	จำนวนที่ดินที่ได้สัญญา			จำนวนที่ดินที่คงเหลือ			โฉนดใหม่			เจ้าพนักงาน ลงนาม
		ชื่อ	ชื่อ	ไร่	งาน	วา	ไร่	งาน	วา	ระวาง	เลขที่ดิน	โฉนดที่	
วันที่๒๕ ธันวาคม พ.ศ.๒๕๔๐	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่หนึ่ง ลำดับสาม	นายวรพันธ์ ชุนศิริวงศ์	ธนาคารกรุงเทพ จำกัด (มหาชน) ผู้รับจำนอง	—	๓	๗๑	—					วันที่๒๕	นายศุภสาร [illegible]
			ธ. ไทยพาณิชย์ (มหาชน) ร่วมจำนอง										

15

ที่จำลองแผนที่

มาตราส่วน ๑/๔๐๐๐

ที่ดินระวาง 5136 IV 7034-14,15 เลขที่ดิน ๒๖๘๖ หน้าสำรวจ ๑๘๗

ตำบล ตลาดบางเขน (บางเขน)

อำเภอ หลักสี่ (บางเขน)

โฉนดที่ ๑๙๕๐

เล่ม ๒๐ หน้า ๕๐

น
5136 IV 7034-11
๒๓๕๙
๑๙๘๓ 5136 IV 7034-10
5136 IV 7034-11
๒๖๖๓
๑๙๘๒ 5136 IV 7034-10
7ฅ 0656
ธ.ท.ด. 52 8257
ก 304471
ก 305671
ธ.ท.ด. 52 2451
ธ.ท.ด. 52 2693
๙
6ฅ 8284
ธ.ท.ด. 52 2745
๒๖๘๕
๒๖๘๖
ก 305730
7ฅ 0983
7ฅ 1055
๒๖๘๗

ลงชื่อ .... ผู้เขียนแผนที่

(นายอุดม โอชะกลิ่น) 4 พ.ย. 2547

ลงชื่อ ....

สารบัญจดทะเบียน

.... ผู้จำลองแผนที่

.... ผู้ตรวจแผนที่

วัน เดือน ปี	ประเภทการจดทะเบียน	ชื่อ	ชื่อ	ไร่	งาน	วา	ไร่	งาน	วา	ระวาง	เลขที่ดิน	หน้าสำรวจ
[illegible]	[illegible]	นางคลวย อินทรสุข	นางลดา ลักษ์ธารมณ์ ผู้รับ[illegible]	๓	๑	๓๖						
[illegible] ๒๕๔๕	ไถ่ถอน จากขายฝาก	นางลดา ลักษ์ธารมณ์ ผู้รับขายฝาก	นางคลวย อินทรสุข ผู้ไถ่ถอน	๓	๑	๓๖	-	-	-	-	-	-
[illegible] ๒๕๐๖	จำนอง เพิ่มประกัน	นางคลวย อินทรสุข	ธนาคารเกษตร จำกัด ผู้รับจำนอง	๓	๑	๓๖						
[illegible]	ไถ่ถอนจาก[illegible]	ธนาคารเกษตร จำกัด	นางคลวย อินทรสุข ผู้ไถ่ถอน	๓	๑	๓๖						
[illegible]	[illegible]	[illegible]	[illegible]									
[illegible]	จำนอง เป็นประกัน	นางคลวย อินทรสุข	ธนาคาร[illegible] จำกัด ผู้รับจำนอง	๓	๑	๓๖						
[illegible]	ไถ่ถอน จำนอง ตาม[illegible] โฉนด	ธนาคารกรุงไทย จำกัด	นางคลวย อินทรสุข ผู้ไถ่ถอน	๓	๑	๓๖						
[illegible]	[illegible]	นางคลวย อินทรสุข	บริษัท[illegible] จำกัด	๓	๑	๓๖						

ธนาคาร[illegible] จำกัด และ ธนาคาร[illegible] จำกัด ได้[illegible] ในประเภท[illegible] บริษัท[illegible] ธนาคาร[illegible] จำกัด

16

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่
[illegible]	จำนองเป็นประกันหนี้ [illegible]	บริษัทสยามโค้ช จำกัด	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	๓	๑	๓๖						
[illegible] ๑๑ [illegible]	ไถ่ถอนจากจำนอง [illegible]	ธนาคารไทยพาณิชย์ จำกัด	บริษัทสยามโค้ช จำกัด ผู้ไถ่ถอน	๓	๑	๓๖						
[illegible] ๑๑ [illegible]	ขาย [illegible]	บริษัทสยามโค้ช จำกัด	นายอาจิตต์ พูนศิริวงศ์	๓	๑	๓๖						
[illegible]	จำนอง [illegible]	นายอาจิตต์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	๓	๑	๓๖						
[illegible]	แก้ไขหนี้อันจำนอง [illegible]	อัตราดอกเบี้ยตามสัญญาจำนองลงวันที่ [illegible] ซึ่งกำหนดไว้ ในอัตราร้อยละ [illegible] ต่อปี บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ เป็นอัตราร้อยละ [illegible] ต่อปี ตามบันทึกข้อตกลง ลงวันที่ [illegible] [illegible]										
[illegible]	ขึ้นเงินจากจำนอง [illegible]	นายอาจิตต์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	๓	๑	๓๖

วันเดือนปีที่จดทะเบียน	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนด
[illegible] ๒๕๒๗	แก้ไขเปลี่ยนแปลงจำนองเป็นประกันรวมเท่ากันโฉนดฉบับนี้	อัตราดอกเบี้ยตามหนังสือสัญญาจำนองเป็นประกัน ฉบับลงวันที่ ๑๑ มิถุนายน ๒๕๒๔ [illegible] เหลือร้อยละสิบเอ็ดครึ่งต่อปี [illegible] ธนาคารไทยพาณิชย์ [illegible] ลงวันที่ ๓๐ สิงหาคม ๒๕๒๗										
วันที่ ๓๐ สิงหาคม ๒๕๒๗	ขึ้นเงินจำนองเป็นประกันครั้งที่สาม	นาย วารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	๓	๑	๓๖						
[illegible]	ขึ้นเงินจำนองเป็นประกันครั้งที่สี่ [illegible]	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	๓	๑	๓๖						
วันที่ ๗ พฤษภาคม ๒๕๓๕	ขึ้นเงินจำนองเป็นประกันครั้งที่ ๖ [illegible]	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	๓	๑	๓๖						
วันที่ ๗ มีนาคม ๒๕๓๗	แก้ไขหนี้จำนองเป็นประกันรวมสิบคลโฉนด	อัตราดอกเบี้ยตามสัญญาจำนองฉบับ ลว ๑๑ มิ.ย. ๒๕๒๔ ซึ่งได้กำหนดอัตรา สูงสุดไว้เพียงกรณีเดียว ซึ่ง [illegible] ร้อยละ ๑๙ ต่อปี นั้น บัดนี้คู่กรณี ได้ตกลงกำหนดอัตรา [illegible] การผู้รับจำนองเป็นอัตรา สูงสุดไว้เป็นสองกรณี คือ [illegible] ไป ซึ่งขณะนี้เท่ากับร้อยละ ๑๙.๕ ต่อปี และสำหรับ [illegible] ซึ่งขณะนี้เท่ากับร้อยละ ๑๙.๕ ต่อปี ตั้งแต่วันที่ 26 ตุลาคม 2536 เป็นต้นไป ตามบันทึก ลว ๗ มี.ค. ๒๕๓๗										

ธนาคารไทยพาณิชย์ จำกัด บัดนี้ได้จดทะเบียนแปรสภาพเป็นบริษัทมหาชนเปลี่ยนชื่อใหม่เป็น "ธนาคารไทยพาณิชย์ จำกัด (มหาชน)" [illegible]

18

วันเดือนปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่
[illegible]	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่ [illegible] รวม [illegible] โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	๓	๑	๓๕	–	–	–	–	–	
[illegible]	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่ [illegible] รวม [illegible] โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	๓	๑	๓๕	–	–	–	–		
[illegible]	แก้ไขเพิ่มเติมจำนองเป็นประกัน [illegible]		บันทึกสัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ จากร้อยละ ๒๕ ต่อปี เป็นร้อยละ 15.00 ต่อปี สำหรับลูกค้าทั่วไป และร้อยละ 18.50 ต่อปี สำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งอัตราดังกล่าวอาจเปลี่ยนแปลงได้ตามประกาศของผู้รับจำนอง และผู้จำนองยอมเสียดอกเบี้ยตามอัตราที่เปลี่ยนแปลงนั้น ตามบันทึกข้อตกลง ลงวันที่ 27 ก.พ. 2540									
[illegible]	ขึ้นเงินจากจำนองเป็นประกันครั้งที่ [illegible] รวม [illegible] โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	๓	[illegible]	[illegible]						
[illegible]	ไถ่ถอนจากจำนองเป็นประกัน รวม [illegible] โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	๓	๑	๓๕	–					
[illegible]	ไถ่ถอนจากจำนองเป็นประกัน [illegible]	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	๓	๑	๓๕	–					
[illegible]	จำนองเป็นประกัน [illegible]	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	๓	๑	๓๕	–					

มีต่อแผ่นที่ ๓

(นางศิริรัตน์ [illegible])

หน้า ก

สารบัญจดทะเบียน (ใบต่อ น.ส.๔ จ.)

ใบต่อโฉนดที่ดินเลขที่ ๑๙๕๐ อำเภอบางเขน

วันเดือนปี	ประเภทการจดทะเบียน	ผู้ให้สัญญา	ผู้รับสัญญา	เนื้อที่ดินตามสัญญา ไร่	งาน	ตารางวา	เนื้อที่ดินคงเหลือ ไร่	งาน	ตารางวา	ระวาง เลขที่ดิน โฉนดที่ดินใหม่	เจ้าพนักงานที่ดิน ลงลายมือชื่อ ประทับตรา
๑๙ [illegible]	แบ่งแยก ในนามเดิม	นายจารินทร์ ศุนศิริวงศ์	นายจารินทร์ ศุนศิริวงศ์ ที่ดินแปลงนี้แยกไปมีการจำนอง[illegible] ตามสัญญาจำนอง ลว. ๓. มี.ค. ๒๕๔๑	—	—	๘๑	๓	..	๕๕	5131 I 7032-15 ๙ ๑๕๕๙	(นางศิริรัตน์ อชวดี)

(4)

(น.ส. ๔ จ.)

แยกจากโฉนด เลขที่ ๖๕๑๖ อำเภอบางเขน

ตำแหน่งที่ดิน	**โฉนดที่ดิน**
ระวาง 5136 IV 7034-10 ,14	เลขที่ [redacted]
เลขที่ดิน ๑	เล่ม ๑๖ หน้า ๕๔
หน้าสำรวจ ๑๑๙๔	อำเภอ หลักสี่
ตำบล ตลาดบางเขน	จังหวัด กรุงเทพมหานคร

โฉนดที่ดิน

เป็นหนังสือสำคัญแสดงกรรมสิทธิ์

ออกโดยอาศัยอำนาจตามประมวลกฎหมายที่ดิน

ให้แก่ นายวารินทร์ พูนศิริวงศ์ สัญชาติ ไทย อยู่บ้านเลขที่ ๙๖ หมู่ที่ ๓
ถนน –
ซอย – ตำบล ตลาดบางเขน อำเภอ หลักสี่ จังหวัด กรุงเทพมหานคร

ที่ดินแปลงนี้มีเนื้อที่ประมาณ ______ ไร่ ______ งาน ______ ๓๓ ตารางวา
(สามสิบสามตารางวา)

มาตราส่วนในระวาง ๑: ๑๐๐๐ **รูปแผนที่** มาตราส่วน ๑: ๕๐๐

น
๑๙๔๓
๑

ออก ณ วันที่ ยี่สิบสี่ เดือน กุมภาพันธ์ พุทธศักราช สองพันห้าร้อยสี่สิบแปด

(นายศักดิ์ เอกอินทุมาศ)
เจ้าพนักงานที่ดิน

(นางสาวแรมภัย บุญจันทร์) 1๘ ก.พ. 2548 ผู้เขียน

(นางศิริรัตน์ อุชาดี) 18 ก.พ. 2548 ผู้ทาน

นายโอภาส บุญสุข 18 ก.พ. 2548 ผู้ตรวจ

840541

(นางวรรณภา มีใฆ) 16 พ.ย. 2547 ผู้เขียนแผนที่

(นายจักรยุทธ ศรทอง) 17 พย ๔๗ ผู้ตรวจแผนที่

(นายธีรัชสรรค์ ตันวิวิชิต) ๑๗ พ.ย. ๔๗ หัวหน้าการ

...านที่ดิน
...พ.. 2548
...กษาคอนเมือง

สารบัญจดทะเบียน

จดทะเบียน วัน เดือน ปี	ประเภท การ จดทะเบียน	ผู้ให้สัญญา	ผู้รับสัญญา	เนื้อที่ดินตามสัญญา ไร่	งาน	ตารางวา	เนื้อที่ดินคงเหลือ ไร่	งาน	ตารางวา	ระวาง เลขที่ดิน โฉนดที่ดินใหม่	เจ้าพนักงานที่ดิน ลงลายมือชื่อ ประทับ...
วันที่ ๓	จำนองเป็น	นายวารินทร	ธนาคารไทยพาณิชย์ จำกัด	–	[illegible]	๓๑	–	–	–	–	(ลงชื่อ) นายธงคา
มีนาคม	ประกันรวม	หุนศิริวงศ์	(มหาชน)	ที่ดินแปลงนี้ การจำนอง							สมานไทย
พ.ศ.๒๕๔๑	สิบสาม		(ผู้รับจำนอง)	ยังคงมีอยู่ ตามสัญญา ฉบับ							
	โฉนด			ล.ว. ๓ มี.ค. ๒๕๔๑							(นางศิริรัตน์ อุชาติ...
	(ครอบจำนอง)										
											17 ก.พ. 2548

(น.ส. ๔ จ.)

แยกจากโฉนด

ตำแหน่งที่ดิน

ระวาง 5136 II 7034-15

เลขที่ดิน [illegible]

หน้าสำรวจ [illegible]

ตำบล ตลาดบางเขน

โฉนดที่ดิน

เลขที่ [illegible]

เล่ม [illegible] หน้า [illegible]

อำเภอ หลักสี่ (บางเขน)

จังหวัด กรุงเทพมหานคร

โฉนดที่ดิน

เป็นหนังสือสำคัญแสดงกรรมสิทธิ์

ออกโดยอาศัยอำนาจตามประมวลกฎหมายที่ดิน

[illegible]

มาตราส่วนในระวาง ๑: ๑๐๐๐ **รูปแผนที่** มาตราส่วน ๑:๒๐๐๐

น
ที่ดินแปลงนี้ใช้รูปแผนที่ใบต่อ

(ม.ร.ว. จุลลอง นพวงศ์)

(นายจิตร เพ็งอุ่ล)

เจ้าพนักงานที่ดิน

ผู้เขียน

ผู้ทาน

ผู้ตรวจ

๑๖ – 002072

ผู้เขียนแผนที่

ผู้ตรวจแผนที่

หัวหน้าการ

14

สารบัญจดทะเบียน

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้ให้สัญญา	ผู้รับสัญญา	เนื้อที่ดินตามสัญญา ไร่	งาน	ตารางวา	เนื้อที่ดินคงเหลือ ไร่	งาน	ตารางวา	ระวาง เลขที่ดิน โฉนดที่ดินใหม่	[illegible]
วันที่ ๑๔ [illegible] พ.ศ. ๒๕[illegible]	ขาย	[illegible]	บริษัท[illegible] จำกัด	-	-	๓๑					
วันที่ ๑ กรกฎาคม พ.ศ. ๒๕๒๔	ขาย	[illegible] จำกัด	นายอารักษ์ พูนศรีวงศ์	-	-	๓๑					
วันที่ ๓๐ มีนาคม พ.ศ. ๒๕[illegible]	จำนองเพิ่มหลักทรัพย์โดย[illegible]	นายศรินทร์ พูนศรีวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)			๓๑					
วันที่ ๑๑ มีนาคม พ.ศ. [illegible]	ขึ้นเงินจำนอง [illegible]	นายศรินทร์ พูนศรีวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	-	-	๓๑					
วันที่ ๘ [illegible] [illegible]	ไถ่ถอนจาก[illegible]	นายศรินทร์ พูนศรีวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)			๓๑

รูปแผนที่ (ใบต่อ)

แผ่นที่.......

ที่ดินระวาง 5136 IV 7034-15 เลขที่ดิน ๒๗๗/๗ หน้าสำรวจ ๑๔๒๒ โฉนดที่ดินเลขที่ ๒๗๐๕๖

ตำบล ตลาดบางเขน (บางเขน) อำเภอ หลักสี่ (บางเขน) จังหวัด กรุงเทพมหานคร

มาตราส่วน ๑ : ๕๐๐

เหนือ
5136 IV 7034-11
5136 IV 7034-11
ร.ท.ด. 52 1881
ร.ท.ด. 52 2451
ร.ท.ด. 52 1738
ร.ท.ด. 52 2693
ร.ท.ด. 52 2745
7ค 1133
ร.ท.ด. 52 5266
5136 IV 7034-14
7ค 0370
ก 305730
ก 305680

(นายชัยยุทธ ศรีทอง) 28 ก.พ. ๒๕๖๘ หัวหน้าการ

(นางศิริรัตน์ บุญชนะ) เจ้าพนักงานที่ดิน

สำหรับโฉนดฉบับเจ้าของที่ดิน

28 ก.พ. 2568.

สารบัญจดทะเบียน (ใบต่อ น.ส.๔จ.)

แผ่นที่ ๑
หน้า ก

ฉ. ๖๗๐๕๖ ต. [illegible] กรุงเทพฯ

วันจดทะเบียน เดือน ปี	ประเภทการจดทะเบียน	ผู้ให้สัญญา	ผู้รับสัญญา	เนื้อที่ดินตามสัญญา ไร่	งาน	ตารางวา	เนื้อที่ดินคงเหลือ ไร่	งาน	ตารางวา	ระวาง เลขที่ดิน โฉนดที่ดินใหม่	เจ้าพนักงานที่ดิน ลงลายมือชื่อ ประทับตรา
[illegible] ๗ [illegible]คม [illegible]๒๕๓๗	แก้ไขเพิ่มเติมจำนองเป็นประกัน รวมสิบสองโฉนด	อัตราดอกเบี้ยตามสัญญาจำนองฉบับ ลว ๑๑ มี.ย ๒๔ ซึ่งได้กำหนดอัตรา สูงสุดไว้เพียงกรณีเดียว [illegible] ๑๙ [illegible] บัดนี้คู่กรณี ได้ตกลง[illegible] การผู้รับจำนองเป็นอัตรา สูงสุดไว้เป็[illegible]กรณี คือ [illegible] ร้อยละ ๑๙.๕ ต่อปี และสำหรับลูกค้า[illegible] ซึ่งขณะนี้เท่ากับร้อยละ ๑๙.๕ ต่อปี ตั้งแต่วันที่ 26 ตุลาคม 2536 เป็นต้นไป ตามบันทึก ลว ๗ มี.ค ๓๗									[illegible]
			ธนาคารไทยพาณิชย์ จำกัด บัดนี้ได้จดทะเบียน แปรสภาพเป็นบริษัทมหาชนเปลี่ยนชื่อใหม่เป็น "ธนาคารไทยพาณิชย์ จำกัด (มหาชน)" แล้ว								
[illegible] ๗ [illegible]คม [illegible]๒๕๓๗	ขึ้นเงินจากจำนองเป็นประกันครั้งที่ ๒ รวม สิบสอง โฉนด	นายวรินทร์ พุ่มศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	—	๓๑	—	—	—		[illegible]
[illegible]๒๙ [illegible] [illegible]๓๔	ขึ้นเงินจากจำนองเป็นประกันครั้งที่ [illegible] รวม สิบสอง โฉนด	นายวรินทร์ พุ่มศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	—	๓๑	—	—	—		[illegible] (และ[illegible]อง)
[illegible] ๒๗ กุมภาพันธ์ ๒๕๔๐	แก้ไขเพิ่มเติมจำนองเป็นประกัน [illegible] รวมสิบสองโฉนด	บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ จากร้อยละ [illegible] ต่อปี เป็นร้อยละ [illegible].00 ต่อปี สำหรับลูกค้าทั่วไป และร้อยละ [illegible].50 ต่อปี สำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งอัตราดังกล่าวอาจเปลี่ยนแปลงได้ตามประกาศของผู้รับจำนอง และผู้รับจำนอง[illegible] ๒๗ ก.พ. ๒๕๔๐ [illegible] ให้เป็นตามอัตราที่เปลี่ยนแปลงเพิ่มตามบันทึกข้อตกลง ลงวันที่									(นางสุดา ประดิษฐ์ทรัพย์)
[illegible] ๒๗ กุมภาพันธ์ ๒๕๔๐	ขึ้นเงินจำนองเป็นประกันครั้งที่ หนึ่ง [illegible] รวม [illegible] โฉนด	นายวรินทร์ พุ่มศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	—	๓๑	—	—	—		(นายศุภสาร สุรีย[illegible])
[illegible] 2541	ไถ่ถอนจำนองเป็นประกัน รวม สิบสอง	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวรินทร์ พุ่มศิริวงศ์ ผู้ไถ่ถอน	—	—	๓๑	ธนาคารไทยพาณิชย์ จำกัด บัดนี้ได้จดทะเบียน แปรสภาพเป็นบริษัทมหาชนเปลี่ยนชื่อใหม่เป็น "ธนาคารไทยพาณิชย์ จำกัด (มหาชน)" แล้ว				(นางพิมพ์ดาวดี สมบูรณ์)

แผ่นที่ ...
หน้า ๒

สารบัญจดทะเบียน (ใบต่อ น.ส.๔ จ.)

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้ให้สัญญา	ผู้รับสัญญา	เนื้อที่ดินตามสัญญา ไร่	งาน	ตารางวา	เนื้อที่ดินคงเหลือ ไร่	งาน	ตารางวา	ระวาง เลขที่ดิน โฉนดที่ดินใหม่	เจ้าพนักงานที่ดิน ลงลายมือชื่อ ประทับตรา
3 ส.ค. 2541	ไถ่ถอนจากจำนองเป็นประกัน จำนอง รวม[illegible]ครั้ง โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	—	—	๓๑	—	—	—		(นางพนิดาวด สมบูรณ์)
3 ส.ค. 2541	จำนองเป็นประกัน รวม[illegible]ครั้ง โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	—	๓๑	—	—	—		(นายคงฤา สมานไทย)
วันที่ ๑๗ กุมภาพันธ์ พ.ศ.๒๕๔๔	แบ่งแยกในนามเดิม (ครอบจำนอง)	นายจารินทร์ พูนศิริวงศ์	นายจารินทร์ พูนศิริวงศ์ [illegible] ๓ มี.ค.๒๕๔๑	—	—	๑๐	—	—	๒๑	5136 IV 7034-15 ๑๐ ๑๕๖๐	(นางศิรีรัตน์ อร่าม)

ที่ดินระวาง ๕๑ 5136 IV 7034-10,11,14 โฉนดที่ ๖๕๑๓

เลขที่ดิน ๒๓๖ ๑๕๔๓ หน้าสำรวจ ๖๐๙ เล่ม ๖๖ หน้า ๑๖

ตำบล ตลาดนาเรศ (นางแล) อำเภอ หลักสี่ (บางเขน)

โฉนดที่ดินฉะบับนี้ ได้ทำโดยพระบรมราชานุญาตใน

พระบาทสมเด็จพระมหากษัตริย์แห่งประเทศไทย

ให้ไว้แก่ นางฉลวย จินตรสุข เสียบุตร พลราภศโท พระยาบดสิมธาศ นายบุญปลูก เชื้อชาติ ไทย สัญชาติ ไทย

อยู่ที่ บ้านราษฎรคดิเจิ ในหมู่บ้านที่ เลขที่ ๓๔ ตำบล สามเสนใน อำเภอ ดุสิต

จังหวัด พระนคร ว่าได้ทรงพระกรุณาโปรดเกล้า ฯ พระราชทานพระบรมราชานุญาตให้ผู้มีชื่อซึ่งได้ออกนามไว้แล้ว

นั้นถือที่ดินแปลงหนึ่งซึ่งอยู่ที่ ตลาดนาเรศ ตำบล ตลาดนาเรศ (นางแล) อำเภอ บางเขน

จังหวัด พระนคร เจ้าพนักงานได้ลงเส้นกระแสพะยานชันสูตรถูกต้องกันแล้ว ตามสำรวจ

หมายเลขที่ดิน ๒๓๖ คิดเป็นเนื้อที่ประมาณ ๒๑๒ ตารางวาหรือ ~~[illegible]~~ ๐๒ ๕๑

แก้ตามคำสั่ง ลว. 15 พ.ย. 2547

เขตต์ติดต่อกับ

ทิศตะวันออก	จดที่ดินเลขที่ ๒๓๕๔	๒๓๕		~~๒๓๔~~
ทิศตะวันตก	จดที่ดินเลขที่ ๑๕๔๑	๑๐๗	๑๕๔๒	๑๑๐
ทิศเหนือ	จดที่ดินเลขที่ ๑๕๔๐	๑๐๘		๒๓๕
ทิศใต้	จดที่ดินเลขที่ ๒๖๔๖	~~๑๑๐~~		๒๓๗

ทรงพระกรุณาโปรดเกล้า ฯ ให้ผู้รับพระราชทานพระบรมราชานุญาตถือที่ดินแปลงนี้ มีทั้งกรรมสิทธิ์และต้องอยู่ในความจำเป็นจะต้องประพฤติตามความในพระราชกำหนดกฎหมายสำหรับที่ดินซึ่งคงใช้อยู่ในเวลานี้และที่จะได้แก้ไขเปลี่ยนแปลงหรือตั้งขึ้นใหม่ในภายหน้าสืบไปนั้นทุกประการ

ถ้าผู้ใดจะได้รับประโยชน์จากที่ดินแปลงนี้ด้วยประการใด ๆ มีการซื้อขาย, จำนอง, เช่า, รับมฤดก, ให้ปัน, ไถ่ถอน, แลกเปลี่ยน, เป็นต้น ต้องนำโฉนดนี้มาให้เจ้าพนักงานจดทะเบียนตามข้อบังคับแล้วจึงจะนับว่าการนั้นชอบด้วยกฎหมาย เว้นแต่ถ้าเช่าถือไม่เกิน ๓ ปี จึงไม่จำเป็นจะต้องจดทะเบียน

เพื่อให้เป็นหลักฐานแห่งหนังสือโฉนดนี้ เจ้าพนักงานผู้มีชื่อในท้ายหนังสือนี้ ได้ลงชื่อและประทับตราตำแหน่งไว้เป็นสำคัญแต่วันที่ ๓ ค่ำ เดือน ตุลาคม พุทธศักราช สองพันห้าร้อยหก

(นายเยื้อน สุมานนท์)

ปลัดจังหวัด รักษาการแทน
ผู้ว่าราชการจังหวัด

30

ที่จำลองแผนที่
มาตราส่วน ๑/๒๐๐๐

จดทะเบี...
วัน เดือ...

136 IV 7034-10 IV,14 เลขที่ดิน ๑๙๘๓ หน้าสำรวจ ๖๐๙

ตำบลบางเหน (บางเหน)

อำเภอ (บางเหน)

เล่ม ๑๒

หน้า ๑๒

ที่จำลองแผนที่
มาตราส่วน ๑/๕๐๐

น
๑๙๘๐
๑๙๘๑
6ศ
8790
6ศ
9080
6ศ
1039
๑๙๘๓
๑๙๘๒
7ศ
0801
7ศ
0405
5136 IV 7034-11
๒๓๘๙
7ศ
0656
ธ.ท.ด.
รฐ
8257
ก
304471
๒๒๘๖ 5136 IV 7034-14

ผู้เขียนแผนที่
(นายอุดม โอชะกลิ่น) - 3 พ.ย. 2547

ลงชื่อ ผู้ตรวจแผนที่
(นายสิทธิชัย ทับทิมทอง) 10 พ.ย. 2547

สารบัญจดทะเบียน

ผู้จำลองแผนที่

พ.ศ. ๒๕...

รายการจดทะเบียน

วันจดทะเบียน เดือน ปี	ประเภทการจดทะเบียน	ผู้ให้สัญญา ชื่อ	ผู้รับสัญญา ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	เจ้าพนักงาน ลงนาม
วันที่ ๑๓ กันยายน [illegible]	ขายรวม [illegible] โฉนด	นางลำดวน อินทรสุข	บริษัทสยามโต๊ร จำกัด	-	~~๒~~ ๖	~~๐๒~~ ๑๖	แก้ตามคำสั่ง ว. 15 ก.ย. 2547						[illegible]
วันที่ ๒๙ [illegible] ๒๕๓๖	จำนองเพิ่มประกันรวมเก้าโฉนด	บริษัทสยามโต๊ร จำกัด	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	~~๒~~ ๖	~~๐๒~~ ๑๖	แก้ตามคำสั่ง ลว. 15 ก.ย. 2547						[illegible]
วันที่ ๑๑ [illegible] ๒๕๔๔	ไถ่ถอนจำนองรวมเก้าโฉนด	ธนาคารไทยพาณิชย์ จำกัด	บริษัทสยามโต๊ร จำกัด ผู้ไถ่ถอน	-	~~๒~~ ๖	~~๐๒~~ ๑๖	แก้ตามคำสั่ง ว. 15 ก.ย. 2547						[illegible]
[illegible] ๒๕๔๔	ขายรวมเก้าโฉนด	บริษัทสยามโต๊ร จำกัด	นายบวรศักดิ์ พูนศิริวงศ์	-	~~๒~~ ๖	~~๐๒~~ ๑๖	แก้ตามคำสั่ง ลว. 15 ก.ย. 2547						[illegible]
วันที่ ๑๑ [illegible] ๒๕๔๔	จำนองเป็นประกันรวมเก้าโฉนด	นายบวรศักดิ์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	~~๒~~ ๖	~~๐๒~~ ๑๖	แก้ตามคำสั่ง ลว. 15 ก.ย. 2547						[illegible]
วันที่ ๑๖ [illegible] ๒๕๔๖	แก้ไขหนี้อันจำนองเป็นประกันรวมเก้าโฉนด	อัตราดอกเบี้ยตามสัญญาจำนองฉบับวันที่ 22 [illegible] กำหนดไว้ในอัตราร้อยละ [illegible] ต่อปี บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่เป็นอัตราร้อยละ [illegible] ต่อปี ตามบันทึกข้อตกลงฉบับลงวันที่ [illegible] ๒๕๔๖ [illegible]											[illegible]
วันที่ ๑๖ [illegible] ๒๕๔๖	ขึ้นเงินจำนองเป็นประกันครั้งที่หนึ่งรวมเก้าโฉนด	นายบวรศักดิ์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	~~๒~~ [illegible]	~~๑๒~~ [illegible]	แก้ตามคำสั่ง ลว. 15 ก.ย. 2547						[illegible]

32

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	ลง
วันที่ ๓๐ มีนาคม พ.ศ. ๒๕๒๗	แก้ไขหนี้อันจำนองเป็นประกันรวมเข้าโฉนด	อัตราดอกเบี้ยตามหนังสือสัญญาจำนองเป็นประกันฉบับวันที่ ๑๔ มกราคม ๒๕๒๔ ซึ่งกำหนดไว้ในอัตราร้อยละสิบเจ็ดครึ่งต่อปี บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ เป็นอัตราสูงสุดที่ธนาคารพาณิชย์เรียกเก็บได้ ตามที่มีประกาศของธนาคารแห่งประเทศไทยเกี่ยวกับการกำหนดให้ธนาคารพาณิชย์ปฏิบัติในเรื่องดอกเบี้ยและส่วนลด (ขณะนี้เท่ากับร้อยละสิบเก้าต่อปี) ตั้งแต่วันที่ ๕ มีนาคม ๒๕๒๗ เป็นต้นไป ตามบันทึกข้อตกลงลงวันที่ ๓๐ มีนาคม ๒๕๒๗											
วันที่ ๓๐ มีนาคม พ.ศ. ๒๕๒๗	ขึ้นเงินจำนองเป็นประกันครั้งที่สองรวมเข้าโฉนด	นายอารินทร์ ทูนสิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๒๒	แก้ตามคำสั่ง ลว. 15 พ.ย. 2547						
วันที่ ๑๑ มีนาคม พ.ศ. ๒๕๓๖	ขึ้นเงินจำนองเป็นประกันครั้งที่สามรวมสิบสี่โฉนด	นายอารินทร์ ทูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๒๒	แก้ตามคำสั่ง ลว. 15 พ.ย. 2547						
วันที่ ๒ พฤษภาคม ๒๕๓๘	ขึ้นเงินเป็นประกันครั้งที่สี่รวมสิบสองโฉนด	นายอารินทร์ ทูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๒๒	แก้ไขตามคำสั่ง ลว. 15 พ.ย. 2547						
วันที่ ๗ มีนาคม พ.ศ. ๒๕๓๗	แก้ไขหนี้อันจำนองเป็นประกันรวมสิบสองโฉนด	อัตราดอกเบี้ยตามสัญญาจำนองฉบับ ลว ๑๑ มี.ค. ๓๖ ซึ่งได้กำหนดอัตราสูงสุดไว้เพียงกรณีเดียว ซึ่งขณะนั้นเท่ากับร้อยละ ๑๙ ครึ่ง นั้น บัดนี้คู่กรณีได้ตกลงกำหนดอัตราดอกเบี้ย [illegible] การผู้รับจำนองเป็นอัตราสูงสุดไว้เป็นสองกรณี คือ [illegible] ซึ่งขณะนี้เท่ากับร้อยละ ๑๙ ครึ่ง ต่อปี และสำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งขณะนี้เท่ากับร้อยละ ๑๙ ครึ่ง ต่อปี ตั้งแต่วันที่ 26 ตุลาคม 2536 เป็นต้นไป ตามบันทึก ลว. ๗ มี.ค. ๓๗											

ธนาคารไทยพาณิชย์ จำกัด บัดนี้ได้จดทะเบียนแปรสภาพเป็นบริษัทมหาชนเปลี่ยนชื่อใหม่เป็น

วันเดือนปี	ประเภทการจดทะเบียน	ผู้ให้สัญญา ชื่อ	ผู้รับสัญญา ชื่อ	ที่ได้สัญญา ไร่	งาน	วา	ที่คงเหลือ ไร่	งาน	วา	ระวาง	เลขที่ดิน	โฉนดเลขที่
[illegible]	ขึ้นเงินจากจำนองเป็นประกันครั้งที่สี่ รวมสิบสองโฉนด	นายวรินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	–	~~๒~~ ๒	~~๗๒~~ ๐๒	[illegible] แก้ตามคำสั่ง ลว. 15 พ.ย. 2547	–	–	–	–	[illegible]
วันที่ ๒๓ กุมภาพันธ์ ๒๕๔๐	ขึ้นเงินจากจำนองเป็นประกันครั้งที่ห้า รวมสิบสองโฉนด	นายวรินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	–	~~๒~~ ๒	~~๗๒~~ ๗๒	[illegible] แก้ตามคำสั่ง ลว. 15 พ.ย. 2547	–	–	–	–	[illegible]
วันที่ ๒๗ กุมภาพันธ์ ๒๕๔๐	แก้ไขเพิ่มเติมจำนองเป็นประกัน รวมสิบสามโฉนด	บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ จากร้อยละ 15 ต่อปี เป็นร้อยละ 11.00 ต่อปี สำหรับลูกค้าทั่วไป และร้อยละ 16.50 ต่อปี สำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งอัตราดังกล่าวอาจจะเปลี่ยนแปลงได้ตามประกาศของผู้รับจำนอง และผู้จำนองยอมให้คิดดอกเบี้ยตามอัตราที่เปลี่ยนแปลงไปตามบันทึกข้อตกลง ลงวันที่ 27 ก.พ. 2540										[illegible]
วันที่ ๒๗ กุมภาพันธ์ พ.ศ. ๒๕๔๐	ขึ้นเงินจำนองเป็นประกันครั้งที่หก ลำดับสอง รวมสิบสามโฉนด	นายวรินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	–	~~๒~~ ๒	~~๗๒~~ ๘๒	[illegible] แก้ตามคำสั่ง ลว. 15 พ.ย. 2547	–	–	–	–	[illegible]
3 ส.ค. 2541	ไถ่ถอนจำนองเป็นประกัน รวมสิบสองโฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวรินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	–	~~๒~~ ๒	~~๗๒~~ ๘๒	[illegible] แก้ตามคำสั่ง ลว. 15 พ.ย. 2547					
3 ส.ค. 2541	ไถ่ถอนจำนองเป็นประกันลำดับสอง รวมสิบสามโฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวรินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	–	~~๒~~ ๒	~~๗๒~~ ๘๒	[illegible] แก้ตามคำสั่ง ลว. 15 พ.ย. 2547					
3 ส.ค. 2541	จำนองเป็นประกัน รวมสิบสามโฉนด	นายวรินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง		~~๒~~ ๒	~~๗๒~~ ๘๒	[illegible] แก้ตามคำสั่ง ลว. 15 พ.ย. 2547					

30

สารบัญจดทะเบียน

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	ลงนาม
วันที่ ๑๗ กุมภาพันธ์ พ.ศ.๒๕๔๙	แบ่งแยกในนามเดิม (สอบเขตรังวัด)	นายวารินทร์ พูนศิริวงศ์	นายวารินทร์ พูนศิริวงศ์	—	—	๓๑	—	๑	๗๑	๕๑๓๖ IV ๗๐๕๒-๗๐๑๔	๑	๑๕๕๙	

[illegible] บังคับเมื่อ [illegible] ตามสัญญา [illegible] ๓ [illegible] ๒๕๔๑

ที่ดินระวาง ๕๐ 5136 II 7034-15

เลขที่ดิน ๒๗๗๕ ๒๔๗ หน้าสำรวจ ๖๒๐

ตำบล ตลาดบางเรน (ยกเลิก)

โฉนดที่ ๒๕๑๗

เล่ม ๒๖ หน้า ๑๗

อำเภอ ~~พระนคร~~ หลักสี่ (บางเขน)

2-0-385
15/2/๒

โฉนดที่ดินฉะบับนี้ ได้ทำโดยพระบรมราชานุญาตใน

พระบาทสมเด็จพระมหากษัตริย์แห่งประเทศไทย

ให้ไว้แก่ [illegible] เชื้อชาติ ไทย สัญชาติ ไทย

อยู่ที่ [illegible] ในหมู่บ้านที่ [illegible] ตำบล [illegible] อำเภอ [illegible] จังหวัด พระนคร ว่าได้ทรงพระกรุณาโปรดเกล้า ฯ พระราชทานพระบรมราชานุญาตให้ผู้มีชื่อซึ่งได้ออกนามไว้แล้ว ข้างบนนั้น ถือที่ดินแปลงหนึ่งซึ่งอยู่ที่ ตลาดบางเรน ตำบล [illegible] อำเภอ พระนคร จังหวัด พระนคร เจ้าพนักงานได้ลงเส้นกระแสพยานรันสูตร์ถูกต้องกันแล้ว ตามสารบาญระวาง ๕๐ หมายเลขที่ดิน ๒๔๗ คิดเป็นเนื้อที่ประมาณ ๒๓๐ ตารางวาหรือ

เขตต์ติดต่อกับ

ทิศตะวันออก จดที่ดินเลขที่ ๒๗๔๓ ๒๕๒. ๒๗๔๔ ๒๕๓

ทิศตะวันตก จดที่ดินเลขที่ ๒๗๗๓ ๒๔๔.

ทิศเหนือ จดที่ดินเลขที่ ๒๗๗๔ ๒๔๖.

ทิศใต้ จดที่ดินเลขที่ ๒๗๗๖ ๒๔๘.

ทรงพระกรุณาโปรดเกล้า ฯ ให้ผู้รับพระราชทานพระบรมราชานุญาตถือที่ดินแปลงนี้ มีทั้งกรรมสิทธิ์และต้องอยู่ในความจำเป็นจะต้องประพฤติตามความในพระราชกำหนดกฎหมายสำหรับที่ดินซึ่งคงใช้อยู่ในเวลานี้และที่จะได้แก้ไขเปลี่ยนแปลงหรือตั้งขึ้นใหม่ในภายหน้าสืบไปนั้นทุกประการ

ถ้าผู้ใดจะได้รับประโยชน์จากที่ดินแปลงนี้ด้วยประการใด ๆ มีการซื้อขาย, จำนอง, เช่า, รับมฤดก, ให้ปัน, ไถ่ถอน, แลกเปลี่ยน, เป็นต้น ต้องนำโฉนดนี้มาให้เจ้าพนักงานจดทะเบียนตามข้อบังคับแล้วจึ่งจะนับว่าการนั้นชอบด้วยกฎหมาย เว้นแต่ถ้าเช่าถือไม่เกิน ๓ ปี จึ่งไม่จำเป็นจะต้องจดทะเบียน

เพื่อให้เป็นหลักฐานแห่งหนังสือโฉนดนี้ เจ้าพนักงานผู้มีชื่อในท้ายหนังสือนี้ ได้ลงชื่อและประทับตราตำแหน่งไว้เป็นสำคัญแต่วันที่ หนึ่ง เดือน ตุลาคม พุทธศักราช สองพันสี่ร้อยแปดสิบ

(นายเชื่อม สมานนุกูล)
ปลัดจังหวัด รักษาราชการแทน
ผู้ว่าราชการจังหวัด

ที่จำลองแผนที่

มาตราส่วน ๑/๒๐๐๐

ที่ดินระวาง 5136 IV 7034-15 เลขที่ดิน ๒๗๗๕ หน้าสำรวจ ๖๒๐

ตำบล ตลาดบางเขน (บางเขน)

อำเภอ หลักสี่ (บางเขน)

โฉนดที่ ๖๕๒๗

เล่ม ๖๖ หน้า ๒๗

ที่จำลองแผนที่

มาตราส่วน ๑/๑๐๐๐

น
๒๓๖๔ 5136 IV 7034-11
๒๗๗๔
ร.ท.ด. 52 1738
6ฅ 8817
๒๗๗๓
๒๗๘๓
๒๗๗๕
7ฅ 1133
ฑ 323563
ร.ท.ด. 52 5266
6ฅ 9659
๒๗๘๒
๒๗๗๖

ลงชื่อ .... ผู้เขียนแผนที่

4 พ.ย. 2547

ลงชื่อ ....

สารบัญจดทะเบียน

30 พ.ย.

๙ เม.ย. ๒๕๐๖ .... ผู้จำลองแผนที่

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน
วันที่ ๑๓ พฤศจิกายน พ.ศ. ๒๕๓๑	ขายเฉพาะส่วน โฉนด	นางคำควร อินทรสุข	บริษัท สยามโกโซ่ จำกัด	-	๒	๓๐					
วันที่ ๒๗ กรกฎาคม พ.ศ. ๒๕๓๖	จำนองเป็นประกันรวมเก้าโฉนด	บริษัทสยามโกโซ่ จำกัด	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๓๐					
วันที่ ๑๑ มิถุนายน ๒๕๖๔	ไถ่ถอนจากจำนองเป็นประกันรวมเก้าโฉนด	ธนาคารไทยพาณิชย์ จำกัด	บริษัทสยามโกโซ่ จำกัด ผู้ไถ่ถอน	-	๒	๓๐					
วันที่ ๑๑ มิถุนายน ๒๕๖๔	ขายรวมเก้าโฉนด	บริษัทสยามโกโซ่ จำกัด	นายอารีทรัพย์ พูนศรีวงศ์	-	๒	๓๐					
วันที่ ๑๑ มิถุนายน ๒๕๖๔	จำนองเป็นประกันรวมเก้าโฉนด	นายอารีทรัพย์ พูนศรีวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๓๐					
วันที่ ๑๖ สิงหาคม พ.ศ. ๒๕๖๖	เพิ่มหลักทรัพย์ จำนองเป็นประกันรวมเก้าโฉนด	[illegible]									
วันที่ ๑๖ สิงหาคม พ.ศ. ๒๕๖๖	ไถ่ถอนจากจำนองเป็นประกัน [illegible] เก้าโฉนด	นายอารีทรัพย์ พูนศรีวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๓๐

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	ลงนาม
วันที่ ๓๐ มีนาคม พ.ศ.๒๕๓๗	แก้ไขหนี้อันพึงชำระเป็นประกัน รวมเล่ม ไถ่ถอน	อัตราดอกเบี้ยตามหนังสือสัญญาจำนองฉบับลงวันที่ ค.ศ. ๑๑ มิ.ย ๒๕๓๔ [illegible] กำหนดไว้ในอัตราร้อยละสิบเจ็ดครึ่งต่อปี [illegible] คู่สัญญา [illegible] อัตราดอกเบี้ยใหม่ [illegible] ของธนาคารแห่งประเทศไทย [illegible] ในเรื่องดอกเบี้ยและส่วนลด (ปัจจุบัน [illegible] ต่อปี) ตั้งแต่วันที่ ๕ มี.ค. ๓๗ เป็นต้นไป ตามบันทึกข้อตกลง ลว. ๓๐ มี.ค. ๓๗											
วันที่ ๓๐ มีนาคม พ.ศ.๒๕๓๗	ขึ้นเงินจำนองเป็นประกันครั้งที่สอง รวมเล่ม ไถ่ถอน	นายวรินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๖	๓๐							
วันที่ ๑๑ มีนาคม พ.ศ.๒๕๓๖	ขึ้นเงินจำนองเป็นประกันครั้งที่สอง รวมเล่ม ไถ่ถอน	นายวรินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๓๐							
วันที่ ๘ พฤศจิกายน ๒๕๓๖	จำนองเป็นประกัน ครั้งที่สอง รวมเล่ม ไถ่ถอน	นายวรินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๒	๓๐							วันที่ ๘ พฤศ...
วันที่ ๗ มีนาคม พ.ศ.๒๕๓๗	แก้ไขหนี้อันพึงชำระเป็นประกัน ภายในวงเงินเดิม	อัตราดอกเบี้ยตามสัญญาจำนองฉบับลว. ๑๑ มิ.ย ๓๔ ซึ่งได้กำหนดอัตรา สูงสุดไว้เพียงกรณีเดียว ซึ่งขณะนั้นเท่ากับร้อยละ ๑๙ ต่อปี นั้นบัดนี้คู่กรณีได้ตกลงกำหนดอัตราดอกเบี้ย [illegible] ผู้รับจำนองเพิ่มอัตรา สูงสุดไว้เป็นสองกรณี คือ [illegible] ซึ่งขณะนี้เท่ากับร้อยละ ๑๙ ต่อปี และสำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งขณะนี้เท่ากับร้อยละ ๒๑ ต่อปี ตั้งแต่วันที่ 26 ตุลาคม 2536 เป็นต้นไป ตามบันทึก ลว. ๗ มี.ค. ๓๗											วันที่ ๗ ...

ธนาคารไทยพาณิชย์ จำกัด บัดนี้ได้จดทะเบียนแปรสภาพเป็นบริษัทมหาชนเปลี่ยนชื่อใหม่เป็น "ธนาคารไทยพาณิชย์ จำกัด (มหาชน)" แล้ว

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	เจ้าพนักงาน
[illegible] ๒๕๓๗	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่ [illegible] รวม [illegible] โฉนด	นางวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๒	๓๐	—						[illegible]
[illegible]	ขึ้นเงินจากจำนองเป็นประกัน ครั้งที่ [illegible] รวม [illegible] โฉนด	นางวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	–	๒	๓๐	–	–	–	–	–		
[illegible]	แก้ไขเพิ่มเติมจำนองเป็นประกัน [illegible] รวม [illegible] โฉนด	บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ จากร้อยละ ๑๙ ต่อปี เป็นร้อยละ ๑๕.๐๐ ต่อปี สำหรับลูกค้าทั่วไป และร้อยละ ๑๕.๕๐ ต่อปี สำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งอัตราดังกล่าวอาจเปลี่ยนแปลงได้ตามประกาศของผู้รับจำนอง และผู้จำนองยอมเสีย [illegible] ลงวันที่ 2 [illegible] 2540											[illegible]
[illegible]	ขึ้นเงินจำนองเป็นประกัน ครั้งที่ [illegible] รวม [illegible] โฉนด	นางวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๒	๓๐	—						[illegible]
3 ส.ค. 2541	ไถ่ถอนจากจำนองเป็นประกัน รวม [illegible] โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นางวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	—	๒	๓๐	—						[illegible]
3 ส.ค. 2541	ไถ่ถอนจำนองเป็นประกัน ลำดับ [illegible] รวม [illegible] โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นางวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	—	๒	๓๐	—						[illegible]
3 ส.ค. 2541	จำนองเป็นประกัน รวม [illegible] โฉนด	นางวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๒	๓๐	—						[illegible]

(7) 2-0-383

14/2/45

ที่ดินระวาง ๗ ๔ ๔ ๐ 5136 II 7034-15

โฉนดที่ ๖๕๒๘

เลขที่ดิน ๒๗๗๖ ๒๘๙ หน้าสำรวจ ๖๒๑

เล่ม ๖๖ หน้า ๒๘

ตำบล ตลาดยนเชด (ยายชะ)

อำเภอ [illegible] ตลิ่งชัน (บางเขน)

โฉนดที่ดินฉะบับนี้ ได้ทำโดยพระบรมราชานุญาตใน

พระบาทสมเด็จพระมหากษัตริย์แห่งประเทศไทย

ให้ไว้แก่ [illegible] เชื้อชาติ ไทย สัญชาติ ไทย

อยู่ที่ [illegible] ในหมู่บ้านที่ เลขที่ ๓๘ ตำบล [illegible] อำเภอ [illegible]
จังหวัด พระนคร ว่าได้ทรงพระกรุณาโปรดเกล้า ฯ พระราชทานพระบรมราชานุญาตให้ผู้มีชื่อซึ่งได้ออกนามไว้แล้ว
ทั้งบนนั้น ถือที่ดินแปลงหนึ่งซึ่งอยู่ที่ ตลาดยนเชด ตำบล ตลาดยนเชด อำเภอ [illegible]
จังหวัด พระนคร เจ้าพนักงานได้ลงเส้นกระแสพะยานชันสูตร์ถูกต้องกันแล้ว ตามสารบาญระวาง ๗ ๔ ๔ ๐
หมายเลขที่ดิน ๒๘๙ คิดเป็นเนื้อที่ประมาณ ๒๑๖ ตารางวาหรือ

เขตต์ติดต่อกับ

ทิศตะวันออก	จดที่ดินเลขที่ ๒๗๘๒	~~๒๙๓~~ ๒๗๘๑	~~๒๕๓~~ ๒๗๘๐
ทิศตะวันตก	จดที่ดินเลขที่ ๒๗๗๓	~~[illegible]~~	๒๕๙
ทิศเหนือ	จดที่ดินเลขที่ ๒๗๗๕	~~๒๘๐~~	๒๘๗
ทิศใต้	จดที่ดินเลขที่ ๒๗๗๗	~~๒๕๙~~	~~๒๕๗~~

ทรงพระกรุณาโปรดเกล้า ฯ ให้ผู้รับพระราชทานพระบรมราชานุญาตถือที่ดินแปลงนี้ มีทั้งกรรมสิทธิ์และต้องอยู่ในความจำเป็นจะต้องประพฤติตามความในพระราชกำหนดกฎหมายสำหรับที่ดินซึ่งคงใช้อยู่ในเวลานี้และที่จะได้แก้ไขเปลี่ยนแปลงหรือตั้งขึ้นใหม่ในภายหน้าสืบไปนั้นทุกประการ

ถ้าผู้ใดจะได้รับประโยชน์จากที่ดินแปลงนี้ด้วยประการใด ๆ มีการซื้อขาย, จำนอง, เช่า, รับมฤดก, ให้ปัน, ไถ่ถอน, แลกเปลี่ยน, เป็นต้น ต้องนำโฉนดนี้มาให้เจ้าพนักงานจดทะเบียนตามข้อบังคับแล้วจึงจะนับว่าการนั้นชอบด้วยกฎหมาย เว้นแต่ถ้าเช่าถือไม่เกิน ๓ ปี จึ่งไม่จำเป็นจะต้องจดทะเบียน

เพื่อให้เป็นหลักฐานแห่งหนังสือโฉนดนี้ เจ้าพนักงานผู้มีชื่อในท้ายหนังสือนี้ ได้ลงชื่อและประทับตราตำแหน่งไว้เป็นสำคัญแต่วันที่ หนึ่ง เดือน ตุลาคม พุทธศักราช สองพันสี่ร้อยหก

(นายเยือน สมานนท์)

รัฐมนตรีว่าการกระทรวงเกษตร

(นายบ้าน [illegible])

243018

ที่จำลองแผนที่
มาตราส่วน ๑/๒๐๐๐

ระวาง 5136 IV 7034-15 เลขที่ดิน ๒๗๕๖ หน้าสำรวจ ๖๑
ตำบล บางเขน (บางเขน)
หลักสี่ (บางเขน)
ที่ ๖๕๒๘
๖๖ หน้า ๒๘

ที่จำลองแผนที่
มาตราส่วน = ๑/๑๐๐๐

๒๗๗๔
ร.ท.ด. 52 5266
6ต 9659
๒๗๘๒
๒๗๗๓
ร8 9957
๒๗๗๖
7ต 0370
2ช 1127
๒๗๘๐
6ต 8709
๒๗๗๗
๒๗๘๐

ผู้เขียนแผนที่
ม โอระกลิ่น)
๒๔ พ.ย. 2547

ลงชื่อ ผู้ตรวจ
(นายกิตติชัย ทัศเพิ่มทอง)
10 พ.ย. 2547

สารบัญจดทะเบียน

ผู้จำลองแผนที่
ผู้ตรวจแผนที่

จด
วัน

วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้ให้สัญญา ชื่อ	ผู้รับสัญญา ชื่อ	ที่ดินตามสัญญา ไร่	งาน	วา	ที่ดินคงเหลือ ไร่	งาน	วา	ระวาง	เลขที่ดิน	โฉนดที่	ลงนาม
วันที่ ๑๓ พฤศจิกายน พ.ศ. ๒๕๑๖	ขาย[illegible] โฉนด	นางลออ อินทรสุข	บริษัท สยามโคโช จำกัด	—	๒	๑๖							[illegible]
วันที่ ๒๗ มกราคม พ.ศ. ๒๕๑๘	จำนองเป็นประกันหนี้ เต็มโฉนด	บริษัทสยามโคโช จำกัด	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๒	๑๖							[illegible]
วันที่ ๑๑ มิถุนายน ๒๕๒๔	ไถ่ถอนจากจำนองเป็นประกันหนี้ เต็มโฉนด	ธนาคารไทยพาณิชย์ จำกัด	บริษัท สยามโคโช จำกัด ผู้ไถ่ถอน	—	๒	๑๖							วันที่ ๑๑ มิถุนายน
วันที่ ๑๑ มิถุนายน ๒๕๒๔	ขาย[illegible] เต็มโฉนด	บริษัท สยามโคโช จำกัด	นาย[illegible] พูนศิริวงศ์	—	๒	๑๖							วันที่ ๑๑ มิ[illegible]
วันที่ ๑๑ มิถุนายน ๒๕๒๔	จำนองเป็นประกันหนี้ เต็มโฉนด	นาย[illegible] พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๒	๑๖							วันที่ ๑๑ มิ[illegible]
วันที่ ๑๖ สิงหาคม พ.ศ. ๒๕๒๖	แก้ไขหนี้จำนองเป็นประกันรวมเต็มโฉนด	อัตราดอกเบี้ยตามหนังสือสัญญาจำนองเป็นประกันฯ ลงวันที่ ๑๑ มิถุนายน ๒๕๒๔ กำหนดไว้ในอัตราร้อยละสิบแปดต่อปี บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ เป็นอัตราร้อยละสิบเก้าต่อปีตั้งแต่วันที่ ๑ ตุลาคม ๒๕๒๔ และเป็นร้อยละ[illegible]ต่อปีตั้งแต่วันที่ ๑ กุมภาพันธ์ ๒๕๒๖ เป็นต้นไป ตามบันทึกข้อตกลงลงวันที่ ๑๖ สิงหาคม ๒๕๒๖											[illegible]
วันที่ ๑๖ สิงหาคม พ.ศ. ๒๕๒๖	ขึ้นเงินจำนองเป็นประกันครั้งที่หนึ่ง รวมเต็มโฉนด	นาย[illegible] พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๒	๑๖							[illegible]

๖๔

- ๒ -

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่
วันที่ ๓๐ มีนาคม พ.ศ. ๒๕๖๗	แก้ไขหนี้อันจำนองเป็นประกันครอบคลุมทั้งหมด	อัตราดอกเบี้ยตามหนังสือสัญญาจำนองเป็นประกัน ลว. ๑๑ มิ.ย. ๖๕ ซึ่งกำหนด [illegible] ได้ตกลง [illegible] เป็นอัตรา [illegible] ธนาคาร [illegible] ของธนาคารแห่งประเทศไทย [illegible] ในเรื่องดอกเบี้ยและส่วนลด (ปัจจุบันเท่ากับร้อยละ [illegible] ต่อปี) [illegible] ตั้งแต่วันที่ ๕ มี.ค. ๖๗ เป็นต้นไป ตามบันทึกข้อตกลง ลงวันที่ ๓๐ มี.ค. ๖๗										
วันที่ ๓๐ มีนาคม พ.ศ. ๒๕๖๗	ขึ้นเงินจำนองเป็นประกัน [illegible] ครั้งที่สอง [illegible]	นายวรินทร์ พูนสิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๑๖						
วันที่ ๑๑ สิงหาคม พ.ศ. ๒๕๖๓	ไถ่ถอนจากจำนอง [illegible]	นายวรินทร์ พูนสิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	-	๒	๑๖						
วันที่ ๕ พฤษภาคม ๒๕๖๓	[illegible]	นายวรินทร์ พูนสิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด ผู้รับจำนอง	—	๒	๑๖				วันที่ ๕ พฤษ...		
วันที่ ๗ มีนาคม พ.ศ. ๒๕๓๗	แก้ไขเพิ่มเติมหนี้อันจำนองเป็นประกัน [illegible]	อัตราดอกเบี้ยตามสัญญาจำนองฉบับ ลว. ๑๑ มิ.ย. ๓๔ ซึ่งได้กำหนดอัตรา สูงสุดไว้เพียงกรณีเดียว [illegible] ร้อยละ ๑๕ ต่อปี นั้น บัดนี้คู่กรณีได้ตกลงกำหนดอัตราดอกเบี้ย [illegible] การผู้รับจำนองเป็นอัตรา สูงสุดไว้เป็นสองกรณี คือ [illegible] ซึ่งขณะนี้เท่ากับร้อยละ ๑๘.๕ ต่อปี และสำหรับลูกค้าที่ปฏิบัติผิด [illegible] ซึ่งขณะนี้เท่ากับร้อยละ ๑๘.๕ ต่อปี ตั้งแต่วันที่ 26 ตุลาคม 2536 เป็นต้นไป ตามบันทึก ลว. ๗ มี.ค. ๓๗								วันที่ ๗		

ธนาคารไทยพาณิชย์ จำกัด บัดนี้ได้จดทะเบียนแปรสภาพเป็นบริษัทมหาชนและเปลี่ยนชื่อใหม่เป็น "ธนาคารไทยพาณิชย์ จำกัด (มหาชน)" แล้ว

จดทะเบียน วัน เดือน ปี	ประเภทการจดทะเบียน	ผู้โอน ชื่อ	ผู้รับโอน ชื่อ	จำนวนที่ดินที่ได้สัญญา ไร่	งาน	วา	จำนวนที่ดินที่คงเหลือ ไร่	งาน	วา	โฉนดใหม่ ระวาง	เลขที่ดิน	โฉนดที่	ลงนาม[illegible]
ที่ ๗ [illegible] พ.ศ. ๒๕๓๗	ขึ้นเงินจากจำนองเป็นประกันครั้งที่สี่ รวมสิบสอง โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๒	๑๖	—						[illegible]
[illegible] ๒๓ [illegible] ๒๕๓๘	ขึ้นเงินจากจำนองเป็นประกันครั้งที่ห้า รวมสิบสอง โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๒	๑๖	—	—	—	—	—		[illegible]
วันที่ ๒๗ กุมภาพันธ์ พ.ศ. ๒๕๔๐	แก้ไขหนี้อันจำนองเป็นประกัน ลำดับรอง รวมสิบสาม [illegible]	บัดนี้คู่สัญญาได้ตกลงกำหนดอัตราดอกเบี้ยใหม่ จากร้อยละ ๑๕ ต่อปี เป็นร้อยละ 16.00 ต่อปี สำหรับลูกค้าทั่วไป และร้อยละ 18.50 ต่อปี สำหรับลูกค้าที่ปฏิบัติผิดเงื่อนไข ซึ่งอัตราดังกล่าวอาจเปลี่ยนแปลงได้ตามประกาศของผู้รับจำนอง และผู้จำนองยอมเสีย [illegible] ตามบันทึกข้อตกลง ลงวันที่ 27 ก.พ. 2540											(นาง[illegible] วันที่ ๒[illegible]
วันที่ ๒๗ กุมภาพันธ์ พ.ศ. ๒๕๔๐	ขึ้นเงินจำนองเป็นประกันครั้งที่ [illegible] ลำดับรอง รวมสิบสาม โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๒	๑๖	—						วันที่ ๒[illegible]
3 ส.ค. 2541	ไถ่ถอนจำนองเป็นประกัน รวมสิบสาม โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	—	๒	๑๖	—						(นาง[illegible] - 3
3 ส.ค. 2541	ไถ่ถอนจำนองเป็นประกัน ลำดับรอง รวมสิบสาม โฉนด	ธนาคารไทยพาณิชย์ จำกัด (มหาชน)	นายวารินทร์ พูนศิริวงศ์ ผู้ไถ่ถอน	—	๒	๑๖	—						(นาง[illegible] - 3
3 ส.ค. 2541	จำนองเป็นประกัน รวมสิบสาม โฉนด	นายวารินทร์ พูนศิริวงศ์	ธนาคารไทยพาณิชย์ จำกัด (มหาชน) ผู้รับจำนอง	—	๒	๑๖	—						(นายคง[illegible] - 3

(8) 1-0-383
14/2/48

ที่ดินระวาง ๙อ. ๙ท. 5136 II 7034-15

เลขที่ดิน ~~๒๘๙~~ ๒๗๗๗ หน้าสำรวจ ๒๒๒

ตำบล [illegible] (พนเชน.)

โฉนดที่ ๑๕๒๙

เล่ม ๑๖ หน้า ๒๙

อำเภอ ~~[illegible]~~ หลักสี่ (บางเขน)

โฉนดที่ดินฉะบับนี้ ได้ทำโดยพระบรมราชานุญาตใน

พระบาทสมเด็จพระมหากษัตริย์แห่งประเทศไทย

ให้ไว้แก่ [illegible] [illegible] เชื้อชาติ ไทย สัญชาติ ไทย

อยู่ที่ [illegible] ในหมู่บ้านที่ [illegible] ตำบล [illegible] อำเภอ [illegible]
จังหวัด พระนคร ว่าได้ทรงพระกรุณาโปรดเกล้า ฯ พระราชทานพระบรมราชานุญาตให้ผู้มีชื่อซึ่งได้ออกนามไว้แล้ว
ข้างบนนั้น ถือที่ดินแปลงหนึ่งซึ่งอยู่ที่ [illegible] ตำบล [illegible] อำเภอ [illegible]
จังหวัด พระนคร เจ้าพนักงานได้ลงเส้นกระแสพะยานรังวัดถูกต้องกันแล้ว ตามสารบัญระวาง ๙อ. ๙ท.
หมายเลขที่ดิน ๒๘๙ คิดเป็นเนื้อที่ประมาณ ๒๐๙ ตารางวาหรือ ~~[illegible]~~

เขตต์ติดต่อกัน

ทิศตะวันออก	จดที่ดินเลขที่ ๒๗๘๐	[illegible]
ทิศตะวันตก	จดที่ดินเลขที่ ๒๗๗๓	[illegible]
ทิศเหนือ	จดที่ดินเลขที่ ๒๗๗๖	[illegible]
ทิศใต้	จดที่ดินเลขที่ ๒๗๗๘	[illegible]

ทรงพระกรุณาโปรดเกล้า ฯ ให้ผู้รับพระราชทานพระบรมราชานุญาตถือที่ดินแปลงนี้ มีทั้งกรรมสิทธิ์และต้องอยู่ในความจำเป็นจะต้องประพฤติตามความในพระราชกำหนดกฎหมายสำหรับที่ดินซึ่งคงใช้อยู่ในเวลานี้และที่จะได้แก้ไขเปลี่ยนแปลงหรือตั้งขึ้นใหม่ในภายหน้าสืบไปนั้นทุกประการ

ถ้าผู้ใดจะได้รับประโยชน์จากที่ดินแปลงนี้ด้วยประการใด ๆ มีการซื้อขาย, จำนอง, เช่า, รับมฤดก, ให้ปัน, ไถ่ถอน, แลกเปลี่ยน, เป็นต้น ต้องนำโฉนดนี้มาให้เจ้าพนักงานจดทะเบียนตามข้อบังคับแล้วจึ่งจะนับว่าการนั้นชอบด้วยกฎหมาย เว้นแต่ถ้าเช่าถือไม่เกิน ๓ ปี จึ่งไม่จำเป็นจะต้องจดทะเบียน

เพื่อให้เป็นหลักฐานแห่งหนังสือโฉนดนี้ เจ้าพนักงานผู้มีชื่อในท้ายหนังสือนี้ ได้ลงชื่อและประทับตราตำแหน่งไว้เป็นสำคัญแต่วันที่ [illegible] เดือน ธันวาคม พุทธศักราช [illegible]

(นายเอื้อน สุมานนท์)
[illegible] ราชการจังหวัด

(นายมานิต [illegible])
เจ้าพนักงาน[illegible]

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